                                  SCHEDULE 14A
                                 (Rule 14a-101)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              /X/
Filed by a Party other than the Registrant           / /


Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-12


                             CONSTELLATION 3D, INC.
     ----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)      Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

    (2)      Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

    (4)      Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

    (5)      Total fee paid:

             -------------------------------------------------------------------

/ / Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)      Amount Previously Paid:

             -------------------------------------------------------------------

    (2)      Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

    (3)      Filing Party:

             -------------------------------------------------------------------

    (4)      Date Filed:

             -------------------------------------------------------------------

                                [GRAPHIC OMITTED]




Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Constellation 3D, Inc., a Florida corporation ("C3D"), which will be held on January 30, 2001, at 10:00 a.m. (U.S. Eastern Standard Time) at the offices of Blank Rome Comisky & McCauley LLP on the 10th Floor at One Logan Square, Philadelphia, Pennsylvania, USA.

         The official notice of the Annual Meeting together with a proxy statement, a form of proxy and C3D's annual report are enclosed. Please give this information your careful attention. At the Annual Meeting, shareholders of C3D are being asked to: (i) elect directors of C3D; (ii) approve the reincorporation of C3D into Delaware through the Agreement and Plan of Merger between C3D and Constellation 3D, Inc., a Delaware corporation, (iii) approve amendments to the 1999 Stock Option Plan of C3D; and (iv) ratify the appointment of BDO Seidman, LLP, as the independent auditors of C3D.

         Whether or not you expect to attend the Annual Meeting in person, it is important that your shares be voted at the meeting. I urge you to specify your choices by marking the enclosed proxy and returning it promptly.


                                         Sincerely,

                                         Michael L. Goldberg
                                         Secretary of Constellation 3D, Inc.


Date:  January 5, 2001.

                             CONSTELLATION 3D, INC.
                           230 Park Avenue, Suite 453
                               New York, NY 10169

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 30, 2001



TO OUR SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Constellation 3D, Inc., a Florida corporation ("C3D"), will be held on January 30, 2001, at 10:00 a.m. (U.S. Eastern Standard Time) at the offices of Blank Rome Comisky & McCauley LLP on the 10th Floor at One Logan Square, Philadelphia, Pennsylvania, USA, for the purpose of considering and acting upon the following matters:

         (1) election of directors of C3D;

         (2) approval of the reincorporation of C3D into Delaware through the Agreement and Plan of Merger between C3D and Constellation 3D, Inc., a Delaware corporation;

         (3) approval of amendments to the 1999 Stock Option Plan of C3D; and

         (4) ratification of the appointment of BDO Seidman, LLP, as the independent auditors of C3D.

         The Board of Directors of C3D is not aware of any other business to come before the Annual Meeting. The Board of Directors has fixed January 2, 2001 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at the Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO FAX YOUR PROXY CARD TO THE COMPANY AT (212) 983-1108,
ATTENTION: MICHAEL L. GOLDBERG, SECRETARY.

                                           By Order of the Board of Directors

                                           Michael L. Goldberg,
                                           Secretary of Constellation 3D, Inc.


Date:    January 5, 2001.

                             CONSTELLATION 3D, INC.
                           230 Park Avenue, Suite 453
                               New York, NY 10169

                                 PROXY STATEMENT

         The accompanying proxy is solicited by and on behalf of the Board of Directors of Constellation 3D, Inc., a Florida corporation ("C3D" or the "Company"), for use at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held on January 30, 2001 at 10:00 a.m. (U.S. Eastern Standard
Time) at the offices of Blank Rome Comisky & McCauley LLP on the 10th Floor at One Logan Square, Philadelphia, Pennsylvania, USA and at any postponement or adjournment thereof. The approximate date on which this proxy statement and the accompanying form of proxy will be first sent or given to shareholders entitled to vote at the Annual Meeting is January 12, 2001.

         Sending in a signed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by, among other methods, delivering a later dated proxy or giving written notice of such revocation to the Secretary of C3D at any time before the proxy is exercised. Attendance at the Annual Meeting will not, however, in and of itself constitute the revocation of a proxy.

         The expense of the proxy solicitation will be borne by C3D. In addition to solicitation by mail, proxies may be solicited in person or by telephone, facsimile, telegraph, teletype or electronic mail by directors, officers or employees of C3D without additional compensation.

         The form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Company's common stock (the "Common Stock") "for" the election of the nominees for director named in Proposal One (election of directors to serve on C3D's Board) and "for" the approval of Proposals Two (approval of the Agreement and Plan of Merger), Three (approval of amendments to 1999 Stock Option Plan), and Four (ratification of appointment of BDO Seidman, LLP, as independent auditors of the Company). No other business is expected to come before the Annual Meeting, but should any other matter requiring a vote of shareholders properly arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matter.

         Only shareholders of record at the close of business on January 2, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 43,692,775 shares of the Company's Common Stock were outstanding. Each shareholder of Common Stock on the Record Date is entitled to one vote for each share of Common Stock, which is registered in his or her name on the books of the Company on the Record Date.

         The presence, either in person or by proxy, of the holders of shares of the Common Stock entitled to one-third of the votes at the Annual Meeting will constitute a quorum. Proposals One, Two, Three and Four may only be adopted by the approval of holders of not less than 50.01% of the outstanding votes of shareholders.

         Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. Abstentions are counted as negative votes in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes have no effect on the outcome of voting.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Information About Nominees for Election as Directors

         The Board of Directors has designated the following persons to be nominees for election as directors at the Annual Meeting:

         1.  Eugene Levich;

         2.  Michael Goldberg;

         3.  Lev Zaidenberg;

         4.  Stuart Garawitz;

         5.  Val Mandel;

         6.  Joseph Shefet; and

         7.  Leonardo Berezowsky.

         Unless otherwise indicated, the persons named in the enclosed form of proxy will vote "for" the election of each nominee named above (each a "Nominee" and collectively "Nominees"). Each Nominee has consented to serve as a director if elected. C3D has no reason to believe that any of the Nominees will be disqualified or unable to serve if elected. It is not expected that any of the Nominees will be unable to serve, but, in the event that any Nominee should be unable to serve, the shares represented by the enclosed proxy card will be voted "for" a substitute candidate selected by the Board of Directors. The above-stated Nominees, if elected, will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

                                          Directors

                 Name                        Age                          Position
                 ----                        ---                          --------
Professor Eugene Levich................      52        Chairman of the Board of Directors, President,
                                                       and Chief Executive Officer

Michael Goldberg.......................      51        Member of the Board of Directors, Secretary,
                                                       Director of Legal Affairs, and Chief Operating
                                                       Officer (interim)

Lev Zaidenberg.........................      46        Member of the Board of Directors, Director of
                                                       Business Development

Stuart Garawitz........................      45        Member of the Board of Directors

Val Mandel.............................      47        Member of the Board of Directors

Joseph Shefet..........................      58        Member of the Board of Directors

Leonardo Berezowsky................          43        Senior Vice President of Finance and Chief
                                                       Financial Officer, Member of the Board of
                                                       Directors

         The terms of all directors expire at this Annual Meeting at which shareholders will elect directors.

         None of C3D's directors or executive officers is a party to any arrangement or understanding with any other person with respect to nomination as a director. There is no relationship by blood, marriage or adoption, not more remote than first cousin, between any of the Company's directors or executive officers.

         Information concerning each director's business history and experience is set forth below:

         Professor Eugene Levich

         Professor Eugene Levich serves as the President, Chief Executive Officer and Chairman of the Company's Board of Directors. C3D appointed him President and Chief Executive Officer effective April 19, 1999. He became a member of the Board of Directors effective April 19, 1999, and Chairman of the Board of Directors effective August 22, 2000. Professor Levich received a M.Sc. in Physics from Moscow University in 1968 and a Ph.D. in Theoretical Physics from the Landau Institute in 1970. He has served in varying academic capacities at a range of research institutions, including Harvard University, as Visiting Fellow; Oxford University, as Senior Visiting Fellow at the Department of Theoretical Physics at Magdalene College three times; City University of New York, as Professor at the Faculties of Physics and Engineering; the Weizman Institute of Sciences, as Associate Professor at the Department of Nuclear Physics; and Tel-Aviv University Faculty of Engineering, as Visiting Professor. From 1996 until 1998, Professor Levich worked as President of Memde Ltd. Professor Levich has authored over 28 patents and has published over 90 papers in the fields of astrophysics, plasma turbulence and chaos, nonlinear phenomena in optics and turbulence in fluids. His most recent scientific contribution in the field of turbulence control was in cooperation with Professor D. ter Haar, Professor Emeritus of Oxford University, entitled "The Origin of Coherence in Turbulence."

         Professor Levich has been the President of Constellation Group Investments, Inc. since its inception. Constellation Group Investments, Inc. indirectly may control the voting and disposition of 67.7% of C3D's Common Stock. It is a holding company for high-tech enterprises.

         Since 1999, Professor Levich serves as the Chief Executive Officer of Constellation 3D Technology Limited, the beneficial owner of 67.7% of C3D's Common Stock.

         Professor Levich is the Operating Manager, President, Treasurer, and Secretary of TriDStore IP, L.L.C., one of C3D's wholly owned subsidiaries. Professor Levich has served as the Operating Manager, the Treasurer and Secretary of TriDStore IP, L.L.C. since May 14, 1999. Professor Levich has been the President of TriDStore IP, L.L.C. since October 16, 1998.

         Professor Levich also serves as the Chief Executive Officer of C-TriD Israel Ltd., one of C3D's wholly owned subsidiaries. Professor Levich has been the Chief Executive Officer of C-TriD Israel Ltd. since April 1, 1999.

         Professor Levich serves as the President and Secretary of TriD SV, Inc., one of C3D's wholly owned subsidiaries. Professor Levich has been the President and the Secretary of TriD SV, Inc. since August 11, 1998.

         Professor Levich has been a Manager of Constellation 3D Trust LLC, one of C3D's wholly owned subsidiaries, since February 10, 2000.

         Michael Goldberg

         Michael Goldberg serves as the Secretary, Director of Legal Affairs, interim Chief Operating Officer and member of the Board of Directors of C3D. He became the Secretary effective August 9, 1999, the Director of Legal Affairs effective March 8, 1999 and the interim Chief Operating Officer effective February 3, 2000. He became a member of the Board of Directors effective April 19, 1999. Mr. Goldberg graduated as Asper Fellow from the University of Maryland Law School in 1974. Since 1990, he has been serving as Chairman and Chief Executive Officer of Rx Medical Services Corp., a medical company that manages and owns a small rural hospital and some outpatient surgery centers. On average, Mr. Goldberg spends no less than thirty-five (35) hours per week devoted exclusively to C3D's affairs.

         Mr. Goldberg has been a Manager of Constellation 3D Trust LLC, one of C3D's wholly owned subsidiaries, since March 2, 2000.

         Lev Zaidenberg

         Lev Zaidenberg serves as a member of the Company's Board of Directors and the Company's Director of Business Development. He became a member of the Board of Directors effective April 19, 1999. Mr. Zaidenberg became C3D's Director of Business Development effective September __, 2000. Mr. Zaidenberg received a B.Sc. in Applied Mathematics and a M.Sc. in Information Systems and Business Administration from Tel-Aviv University. From 1988 to 1994, he was a partner and executive at DCL Systems Engineering Ltd., responsible for the development of computer products for molecular modeling and financial trading. Since 1984, he has served as a consultant to the Israeli Defense Forces in computer auditing and security. From January 1996 until August 2000, Mr. Zaidenberg was the Chief Executive Officer and President of Mutek Solutions Ltd., a software company with headquarters in Israel and subsidiaries in the United States and Germany. Mr. Zaidenberg is presently Chairman of the Board of Mutek Solutions Ltd. and of Visson Enterprises Ltd., a company dealing with displays.

         Since its inception, Mr. Zaidenberg has been the President of United European Enterprises Ltd., which indirectly has been able to control the voting and disposition of 67.7% of C3D's Common Stock. United European Enterprises Ltd. is a holding company. Mr. Zaidenberg has been a director of Constellation 3D Technology Limited, the beneficial owner of 67.7% of C3D's Common Stock since its inception.

         Mr. Zaidenberg has been the Treasurer of TriD SV, Inc., one of C3D's wholly owned subsidiaries, since August 11, 1998.

         Stuart Garawitz

         Stuart Garawitz is a member of the Company's Board of Directors. He became a member effective May 26, 2000. Mr. Garawitz graduated from Penn State University in 1977 with a B.S. degree in business with majors in finance and marketing. From 1992 until 1996, Mr. Garawitz was the managing director of Laidlaw Equities, a New York Stock Exchange Member Firm. From 1996 until 1998, Mr. Garawitz worked at Robb, Peck, McCooey as a managing director. From 1998 until December 1999, Mr. Garawitz worked at Oppenheimer & Co., a brokerage firm, as an executive director of the Private Client Division. Since January 2000, Mr. Garawitz has been a partner at M.S. Farrell & Co., an investment banking and money management firm.

         Val Mandel

         Val Mandel is a member of the Company's Board of Directors. He became a member effective May 26, 2000. Mr. Mandel received a B.S. in Engineering from the Moscow Civil Engineering College in 1975 and a J.D. degree from the Rutgers University School of Law in 1986. Mr. Mandel was a partner at Hellring Lindeman Goldstein & Siegal, a New Jersey law firm, from 1994 until 1997. Since October 1997, Mr. Mandel has been practicing law in his own law firm -- Val Mandel, P.C.

         Joseph Shefet

         Joseph Shefet is a member of the Company's Board of Directors. He became a member of the Board of Directors effective May 26, 2000. Mr. Shefet received a B.S. in Law in 1966 and a Master's Degree in Business Administration in 1968 from the Hebrew University in Jerusalem. Mr. Shefet is a Certified Public Accountant in Israel and an attorney who is a member of the American Bar Association and the Israeli Bar Association. Since 1976, Mr. Shefet has been a senior partner in Shaham-Shefet, a law firm specializing in international taxation.

         Leonardo Berezowsky

         Leonardo Berezowsky serves as C3D's Senior Vice President of Finance, Chief Financial Officer, and a member of the Board of Directors. He became Senior Vice President of Finance and Chief Financial Officer effective November 5, 1999. He became a member of the Board of Directors effective December 28, 2000. Mr. Berezowsky received a B.A. in Economics in 1980, a B.A. in Computer Sciences in 1981, and an M.A. in Economics in 1982 from the Hebrew University in Jerusalem. From 1987 to 1994, he worked as Chief Financial Officer of Somelcs, a company engaged in research and development in the energy field. In 1995 he served as Chief Operating Officer of C. Multiprocessing Technologies Ltd., a software development company. From 1996 until June 2000, he served as Chief Operating Officer of Mutek Solutions Ltd., a software company with headquarters in Israel and subsidiaries in the United States and Germany, and as director of Mutek Solutions Inc., a company related to Mutek Solutions Ltd. Starting July 2000, Mr. Berezowsky has devoted his time exclusively to C3D's affairs.

         Mr. Berezowsky has been the Chief Operating Officer of Constellation Group Investments, Inc., the beneficial owner of 67.7% of C3D's Common Stock, since its inception.

         Mr. Berezowsky has served as the Chief Operating Officer of C-TriD Israel Ltd., one of C3D's wholly owned subsidiaries, since 1999.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FOLLOWING NOMINEES:

         1.  Eugene Levich;

         2.  Michael Goldberg;

         3.  Lev Zaidenberg;

         4.  Stuart Garawitz;

         5.  Val Mandel;

         6.  Joseph Shefet; and

         7.  Leonardo Berezowsky.

UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSONS NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE ELECTION OF THE ABOVE-STATED NOMINEES.

         Board Meetings and Committees

         The Board of Directors held 22 meetings in 2000. The Board of
Directors has a Compensation Committee and an Audit Committee. In 2000, the Compensation Committee had 2 meetings, and the Audit Committee had 1 meeting. In 2000, Val Mandel, Joseph Shefet, and Stuart Garawitz attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of which they are members (held during the period for which they were directors).

         Compensation Committee

         The Compensation Committee consists of two directors: Michael Goldberg and Lev Zaidenberg, who were elected effective June 17, 1999 and reelected effective [June ___, 2000]. The Compensation Committee (1) reviews and recommends each year to the Board of Directors the form and amount of compensation to be received by executive officers of C3D and the amount and number of stock options to be granted under C3D's 1999 Stock Option Plan; (2) initiates, at its discretion, investigations within the parameters of the foregoing responsibilities and for that purpose retains outside legal counsel, or any other such experts as it shall deem appropriate; and (3) reports to the entire Board of Directors at such time as the Compensation Committee determines, but not less than once each year. Each member of the Compensation Committee must be nominated by a Board member and elected by a majority of the Board of Directors. Each member of the Compensation Committee serves for a term of one year and until the member's successor has been duly elected and qualified, except in the event of any early resignation or removal.

         Compensation Committee Interlocks and Insider Participation

         The Company's Compensation Committee consists of Michael Goldberg and Lev Zaidenberg. Michael Goldberg and Lev Zaidenberg became members effective June 17, 1999. Michael Goldberg has been the Company's Secretary since August 9, 1999, the Company's Director of Legal Affairs since March 8, 1999, and the Company's Chief Operating Officer (interim) since February 3, 2000. Mr. Zaidenberg has been the Treasurer of TriD SV, Inc., one of C3D's wholly owned subsidiaries, since August 11, 1998 and the Director of Business Development of the Company since September ___, 2000.

         Compensation Committee Report on the Compensation of Executive Officers of the Company in 2000

         The Compensation Committee of the Board of Directors (the "Committee"), consisting of Michael Goldberg and Lev Zaidenberg, makes decisions regarding the aggregate compensation of the Company's executive officers in the form of base salaries and stock option awards. This report discusses the Company's compensation policies and compensation paid to the Company's executive officers in 2000.

         Overview of the Company's Compensation Policies

         The compensation policies implemented by the Committee support the Company's overall objective of enhancing value for its shareholders. The Company's compensation policies are designed to align executive compensation with the Company's long-term business objectives and performance. Such policies should enable the Company to attract, retain and motivate executive officers whose leadership and contributions are critical to the Company's long-term success. In furtherance of these objectives, the Company's compensation program for executive officers in 2000 includes the following elements:

         o the payment of base salaries that are competitive with base salaries paid by similarly sized United States research and development companies for comparable executive positions; and

         o the grant of stock-based compensation that provides long-term incentive to executive officers and aligns their interests with the shareholders' interests.

         The Committee considered and determined each of the above-stated elements separately and collectively to ensure that the Company appropriately compensates the executive officers in accordance with its basic compensation principles. The Committee discussed the above-stated elements of compensation for the executive officers, excluding the compensation of the Chief Executive Officer, with the Chief Executive Officer and the Company's management team.

         The Committee based the compensation of its executive officers, including the President who is also the Chief Executive Officer of the Company, Chief Financial Officer who is also the Company's Senior Vice President of Finance, Chief Operating Officer, and Director of Business Development on an equitable basis taking into consideration each individual's expertise, background, degree of responsibility and contribution to the achievement of the Company's overall objectives. There are no written contracts between the Company and the executive officers mentioned above in connection with their employment and compensation by the Company.

         Base Salary

         In determining the base salary, the Committee considered each executive officer's value to the Company, his experience in the industry and performance with the Company. The Committee also considered the base salary levels in effect for comparable executive positions at similarly sized United States research and development companies. Based upon its review of these factors, the Committee decided to keep each executive officer's base salary the same as the one established in June 1999.

         Stock Options

         The Committee administers the Company's 1999 Stock Option Plan. The Committee believes that the executive officers should have an opportunity to own common stock of the Company to align their interests with those of the Company's shareholders. Stock options provide this opportunity and also add an additional long-term incentive to executive officers to further the Company's growth, development and financial success.

         In 2000, the Committee granted options under the 1999 Stock Option Plan to certain key employees, directors, and important consultants of the Company and its subsidiaries to purchase 4,261,550 shares of its common stock, of which 840,000 options were granted to executive officers mentioned in this Report. In making these grants, the Committee considered the number of options remaining available for grants under the 1999 Stock Option Plan and the performance of the executive officers to whom the options were granted. All of the options granted in 2000 were at an exercise price that was equal to the last sales price of the Company's common stock on the date of grant. The vesting period of options granted in 2000 ranges from immediate vesting to three months or a year after the date of the grant. On December 28, 2000, the Board of Directors approved the stock options granted by the Committee in 2000.

         Date:    December 28, 2000

                                             The Compensation Committee:

                                             Michael Goldberg
                                             Lev Zaidenberg

         Audit Committee

         The Audit Committee currently consists of three directors, all of whom are independent pursuant to the rules of the National Association of Securities Dealers' listing standards. From June 17, 1999 until May 26, 2000, when they resigned, Lev Zaidenberg and Michael Goldberg served as the members of the Audit Committee. Stuart Garawitz, Val Mandel, and Joseph Shefet were elected to the Audit Committee effective May 26, 2000. Mr. Shefet is the Chairman of the Audit Committee. The responsibilities of the Audit Committee are as follows:

         o Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the Company consistent with the Independence Standards Board Standard 1.

         o Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of the outside auditor.

         o In view of the outside auditor's ultimate accountability to the Board and the Audit Committee, as representatives of the shareholders, the Audit Committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

         o Review with the outside auditor, the Company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         o Consider, in consultation with the outside auditor and management of the Company, the audit scope and procedures.

         o Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

         o Meet with the internal auditor (if any), outside auditor or the management privately to discuss any matters that the Audit Committee, the internal auditor (if any), the outside auditor or the management believe should be discussed privately with the Audit Committee.

         o Review and reassess the adequacy of the Audit Committee's charter annually.

         o Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

         Each member of the Audit Committee serves for a term of one year and until the member's successor has been duly elected and qualified, except in the event of any early resignation or removal.

         On May 26, 2000, the Audit Committee adopted the Audit Committee Charter, a copy of which is attached as Appendix A.

         Audit Committee Report

         In December 2000, the Audit Committee of Constellation 3D, Inc. (the "Company") met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with its independent auditors, BDO Seidman, LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from BDO Seidman, LLP regarding its independence and has discussed with BDO Seidman, LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the December 31, 1999 and June 30, 2000 audited financial statements be included in the Company's Annual Report in connection with the Company's 2001 Annual Meeting of Shareholders.

         This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of the proxy statement, in connection with the Annual Meeting, except to the extent that the Company specifically requests that this Report be specifically incorporated by reference.

         Date:    December ___, 2000.

                                             The Audit Committee:

                                             Joseph Shefet
                                             Stuart Garawitz
                                             Val Mandel

         Director Compensation

         C3D HAS ADJUSTED THE AMOUNTS OF THE SHARES OR OPTIONS ISSUED OR GRANTED PRIOR TO JANUARY 18, 2000 AND MENTIONED IN THIS DISCUSSION OF DIRECTOR COMPENSATION DUE TO THE THREE-FOR-ONE FORWARD SPLIT OF ITS COMMON STOCK THAT TOOK EFFECT JANUARY 18, 2000.

         For past services by Itzhak Yaakov, a former director of C3D, starting July 1999, Yaakov Consultants, of which Itzhak Yaakov is the sole owner, received a monthly fee of $5,000 until C3D received an investment of $2 million, and thereafter, $10,000 per month. There is no written contract for this compensation. In addition, for past services as a director, on March 8, 1999, the Company's Board authorized the grant of 150,000 shares of Common Stock and 300,000 options to purchase Common Stock at an exercise price of $1.33 per share for an exercise period of five (5) years to Itzhak Yaakov. The Company issued such 150,000 shares on December 7, 1999 and granted such 300,000 options on December 27, 1999. On May 15, 2000, C3D granted to Itzhak Yaakov, an option to purchase 90,000 shares of the Company's Common Stock at an exercise price of $10.69 per share. The option vested immediately after the date of the grant. Itzhak Yaakov resigned from the Board of Directors effective August 22, 2000.

         For past services as a director, on March 8, 1999, the Board authorized the grant of 150,000 shares of Common Stock and 225,000 options to purchase Common Stock at an exercise price of $1.33 per share for an exercise period of five (5) years to Michael Goldberg. The issuance of the 150,000 shares occurred on December 7, 1999, and the grant of options occurred on December 27, 1999.

         Options granted to Eugene Levich, Michael Goldberg, Lev Zaidenberg, and Leonardo Berezowsky on May 15, 2000 are described in the Individual Option Grants Table below.

         On November 9, 2000, C3D granted options to purchase 5,000 shares of the Common Stock at an exercise price of $1 per share to each of the following directors: Val Mandel, Joseph Shefet, and Stuart Garawitz. These options were not granted under the 1999 Stock Option Plan. These stock options vest on May 26, 2001 and expire on May 26, 2006.

                                          Executive Officers

                Name                             Age                  Position
                ----                             ---                  --------
Vladimir Schwartz..........................      48      Chief Technical Officer (interim)

Ronen Yaffe................................      30      Treasurer

         Information concerning the business history and experience of V. Schwartz, and R. Yaffe is set forth below:

         Vladimir Schwartz

         Vladimir Schwartz serves as the Company's Chief Technical Officer (interim). He became Chief Technical Officer (interim) effective July 6, 2000. Mr. Schwartz received a M.Sc. in Mechanical Engineering from the Odessa College of Marine Engineering in the Ukraine. From 1993 until April 2000, Mr. Schwartz served as Engineer of Reflekt Technology, Inc., a Massachusetts company engaged in the design and manufacturing of optical disc replication equipment. Mr. Schwartz serves as the President of Reflekt Technology, Inc. Since April 2000, Mr. Schwartz has been President and Chief Executive Officer of FMD&E, Inc., one of C3D's wholly owned subsidiaries.

         Ronen Yaffe

         Ronen Yaffe serves as the Company's Treasurer. He became Treasurer effective November 5, 1999. From 1994 to 1998, he was a Manager for Deloitte Touche Tohmatsu International Israel Ltd., where he oversaw the audit of Israeli high-tech public and private companies and advised such companies regarding Enterprise Resource Providers. He also led the process of integrating Deloitte Touche's accounting software into Deloitte Touche's Israeli operations. In August 1996, he graduated from The School of Business Administration at the College of Management located in Tel Aviv, Israel. In 1998, he became a Certified Public Accountant. Since June 1998, Mr. Yaffe has been the Chief Financial Officer and Vice President of C-TriD Israel Ltd., one of C3D's wholly owned subsidiaries.

         Executive Compensation

         Except for Eugene Levich, Leonardo Berezowsky, Michael Goldberg, and Lev Zaidenberg, none of C3D's executive officers had, as one of C3D's executive officers, a total annual salary and bonus exceeding $100,000 for fiscal year 2000. There is no additional individual who would have been one of C3D's other most highly compensated executive officers had he served as one of C3D's executive officers through the end of fiscal year 2000.


                           Summary Compensation Table

                                                                                               Long-Term
                                                              Annual Compensation             Compensation
                                                   ---------------------------------------    -------------
                                                                                               Securities
                                                                                               Underlying
           Name and                   Fiscal                                 Other Annual     Stocks Option
      Principal Position               Year        Salary         Bonus      Compensation        Grants
      ------------------              ------       ------         -----      ------------      ------------
Professor Eugene Levich,
Chief Executive Officer and            2000       $180,000                                       450,000
President
                                       1999       $105,000

                                       1998       $ 65,000                    $20,000(1)
                                                  (approx.)                   (approx.)

Leonardo Berezowsky
Senior Vice President of Finance       2000       $120,000                                       150,000
and Chief Financial Officer
                                       1999       $[      ]

                                       1998       $[      ]
Michael Goldberg
Chief Operating Officer                2000       $120,000                                       150,000
(Interim)

                                       1999       $[      ]                   150,000             225,000
                                                                             shares of
                                       1998       $[      ]                C3D's Common
                                                                             Stock


Lev Zaidenberg                         2000       $120,000                                        90,000
Director of Business Development
                                       1999       $[      ]

                                       1998       $[      ]

------------------
(1) Until the end of 1998, neither Constellation 3D Technology Limited, Constellation 3D Holdings Limited nor C3D directly compensated Professor Levich for his position as an officer. However, in 1998 and 1997, Constellation 3D Holdings Limited paid management fees to Constellation Memory Division ("CMD"), a Nevis company, which transferred, among other amounts, approximately $85,000 to Memde Israel Ltd. ("Memde"), an Israeli company related to CMD. This $85,000 was paid by Memde as compensation, including non-salary and non-bonus compensation, to Professor Levich, who was then a principal and the president of Memde.

         Stock Option Tables

         The following table sets forth certain information regarding options granted during 2000 for each of the executive officers named in the Summary Compensation Table.

                                      Individual Option Grants In 2000*

                                  Number of      % of Total                                       Black-
                                 Securities       Options                                         Scholes
                                 Underlying      Granted to                                      Grant Date
                                   Options      Employees in     Exercise     Expiration          Present
             Name                  Granted      Fiscal Year       Price          Date             Value(1)
------------------------------   ----------     ------------     --------    ------------       ------------
Eugene Levich.................     450,000          9.7%         $ 10.69     May 15, 2005       $3,306,000

Leonardo Berezowsky...........     150,000          3.2%         $ 10.69     May 15, 2005        1,081,000

Michael Goldberg..............     150,000          3.2%         $ 10.69     May 15, 2005        1,102,000

Lev Zaidenberg................      90,000          1.9%         $ 10.69     May 15, 2005          658,000

-----------------------------------------
     *Through December 12, 2000.

     (1) In accordance with SEC rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. C3D's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about future movement of the stock price. The assumptions used in the model were expected volatility of 80%, risk-free rates of return of 6.73%, dividend yield of 0%, and weighted average expected life of 4.80 years. The real value of the options in this table depends upon the actual performance of C3D's Common Stock during the applicable period.

         The following table sets forth certain information regarding individual exercises of stock options during 2000 by each of the executive officers named in the Summary Compensation Table.

                   Aggregated Stock Option Exercises In 2000*
                        and Year-End Stock Option Values

                                                               Number of Securities
                                 Shares                    Underlying Unexercised Stock     Value of Unexercised in the
                              Acquired on      Value              Options at                  Money Stock Options
            Name                Exercise      Realized           Year-End 2000                  at Year-End 2000
----------------------------  -----------     --------     ----------------------------     ----------------------------
                                                           Exercisable    Unexercisable      Exercisable   Unexercisable
                                                           -----------    -------------      -----------   -------------
Eugene Levich...............       -             -          450,000            -              $3,306,000         -
Leonardo Berezowsky.........       -             -          150,000            -               1,081,000         -
Michael Goldberg............       -             -          375,000            -               4,563,000         -
Lev Zaidenberg..............       -             -           90,000            -                 658,000         -

----------------------------------------

         *Through December 12, 2000.

         Compensation Arrangements

         On July 15, 1999, Ronen Yaffe, the Company's Treasurer, entered into an employment contract with C-TriD Israel Ltd. The contract is still effective. Pursuant to the contract, as orally amended, for services as the Chief Financial Officer of C-TriD Israel Ltd., C-TriD Israel Ltd. will pay Mr. Yaffe 29,244 New Israeli Shekels (approximately U.S. $7,235 based on an October 5, 2000 interbank exchange rate of approximately 4.042 New Israeli Shekels per U.S. Dollar, without fees or surcharges) per month. In 1999, Mr. Yaffe received a bonus of $5,000 through C-TriD Israel Ltd. In addition, C-TriD will pay a bonus to Mr. Yaffe if C-TriD Israel Ltd. distributes a bonus to its employees, as determined by the Board of Directors of C-TriD Israel Ltd. and dependent on Mr. Yaffe's performance and the financial results of C-TriD Israel Ltd. and stock options in C-TriD Israel Ltd. if C-TriD Israel Ltd. adopts a stock option plan for its employees.

         On June 17, 1999, the Company's Compensation Committee set certain compensations which, on May 11, 2000, it decided to continue. There are no written contracts for such compensations. Professor Eugene Levich, the Company's President, Chief Executive Officer, and Chairman of the Board of Directors, is to receive $15,000 per month as of June 1, 1999. Leonardo Berezowsky, the Company's Senior Vice President of Finance, Chief Financial Officer and member of the Board of Directors, is to receive $10,000 per month, $5,000 monthly as of June 1, 1999, and $5,000 to accrue monthly until the next significant financing following May 11, 2000. Michael Goldberg, the Company's Secretary, Director of Legal Affairs, interim Chief Operating Officer and member of the Board of Directors, is to receive $10,000 per month, $5,000 monthly as of June 1, 1999, and $5,000 to accrue monthly until the next significant financing following May 11, 2000. In his capacity as Director of Business Development, Lev Zaidenberg, who is also a member of the Company's Board of Directors, is to receive $10,000 per month, $5,000 monthly as of June 1, 1999, and $5,000 to accrue monthly until the next significant financing following May 11, 2000.

         Beneficial Ownership

         The following table sets forth the beneficial ownership of the Common Stock as of December 12, 2000 by each person known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, each of the Company's directors and executive officers, and the directors and executive officers as a group. For purposes of this proxy statement, a beneficial owner of shares of the Company's Common Stock includes any person who, directly or indirectly, has or shares voting power which includes the power to vote, or to direct the voting of, such shares of C3D's Common Stock and/or investment power which includes the power to dispose, or to direct the disposition of, such shares of C3D's Common Stock. The percentage of beneficial ownership, as provided in the table below, was calculated on the basis of the total of 42,957,026 shares of Common Stock issued and outstanding as of December 12, 2000, i.e., excluding 500,000 shares held by Constellation 3D Trust LLC since Constellation 3D Trust LLC is C3D's wholly-owned subsidiary.

                   Name and Address of                        Number of Shares
                    Beneficial Owner                         Beneficially Owned         Percent
--------------------------------------------------------     ------------------      ------------
Constellation 3D Technology Limited                             29,089,283(2)            67.7%
235 West 76th Street, Suit 8D
New York, New York  10023

Rapids Trust Limited                                            29,089,283(2)            67.7%
56 Mazah Street
Tel Aviv, Israel  55905

United European Enterprises Ltd.                                29,089,283(2)            67.7%
56 Mazah Street
Tel Aviv, Israel  55905

Constellation Group Investments Inc.                            29,089,283(2)            67.7%
c/o Euro-American Trust and Management Services
Limited
P.O. Box 3161
Road Town, Tortola, British Virgin Islands

                   Name and Address of                        Number of Shares
                    Beneficial Owner                         Beneficially Owned         Percent
--------------------------------------------------------     ------------------      ------------
Markus Banzer                                                   29,089,283(2)            67.7%
Gr. Bongert 9
Triesen, Liechtenstein

Hubert Buchel                                                   29,089,283(2)            67.7%
Salums 63
Gamprin, Liechtenstein

Criterion Treuunternehmen reg.                                  29,089,283(2)            67.7%
Austr. 49
Vaduz, Liechtenstein

Sands Brothers & Co. Ltd.                                        3,676,629(3)             7.9%
90 Park Avenue
New York, NY 10016

Professor Eugene Levich(1)                                      29,540,083(4)            68%

Lev Zaidenberg(1)                                               29,179,883(5)            67.8%

Leonardo Berezowsky(1)                                          29,240,033(6)            67.8%

Michael Goldberg (1)                                               518,300(7)             1.2%

Ronen Yaffe (1)                                                    230,000(8)             *

Vladimir Schwartz (1)                                              150,000(9)             *

Val Mandel(1)                                                           45(10)            *

All directors and executive officers as a group                 30,679,778(11)           69.1%

-------------------------------------
*Beneficial ownership of less than 1%.

        (1) The business address of such person or entity is 230 Park Avenue, Suite 453, New York, New York 10169.

        (2) Constellation 3D Technology Limited, a British Virgin Islands company, directly owns 29,089,283 shares of C3D's Common Stock. United European Enterprises Ltd., a Nevis company, owns approximately 55.5% of the voting shares of Constellation 3D Technology Limited and, through its instructions to Rapids Trusts Limited, an Israeli trust, thereby controls how Constellation 3D Technology Limited votes and invests its 29,089,283 shares of C3D's Common Stock. Constellation Group Investments Inc., a British Virgin Islands Company, directly owns approximately 54.9% of the voting shares of United European Enterprises and thereby indirectly controls how Constellation 3D Technology Limited votes and invests its 29,089,283 shares of C3D's Common Stock. Markus Banzer, Hubert Buchel and Criterion Treuunternehmen reg., as the sole three trustees of the Alex-L Foundation, the Lion & Heart Foundation and Lediligi, three Liechtenstein trusts, have, through those trusts, complete ownership of all of the voting shares of Constellation Group Investments Inc. and thereby indirectly control how Constellation 3D Technology Limited votes and invests its 29,089,283 shares of C3D's Common Stock. No individual, trust or business entity controls the three trustees. Upon the death or disability of a trustee, the remaining trustee(s) choose his or her replacement. Upon the death or disability of all trustees before any living and able replacement is chosen, a court of Liechtenstein chooses their replacements.

        (3) 3,676,629 shares represent (a) 3,450,000 shares of Common Stock issuable upon the exercise of warrants which are exercisable by Sands Brothers & Co. Ltd. within 60 days of December 12, 2000 if the agreements governing such warrants, as amended, are enforceable by their terms and are not renegotiated by C3D and (b) 226,629 shares of Common Stock which may be acquired by Sands Brothers Venture Capital Associates LLC, of which Sands Brothers & Co Ltd. is member manager, within 60 days of December 12, 2000 upon conversion of debenture in the principal amount of $4,000,000 (Four Million Dollars). C3D believes that the agreements governing said warrants are no longer enforceable, because Sands Brothers & Co. Ltd. failed to satisfy its obligation to raise $7.5 million in financing for C3D within 150 days of the Commencement Date as defined in the Placement Agency Agreement. C3D intends to renegotiate the agreements governing said warrants with Sands Brothers & Co. Ltd.

        (4) Professor Levich is the Chairman of the Company's Board of Directors, the Company's Chief Executive Officer and President and a director and/or executive officer of Constellation 3D Technology Limited, United European Enterprises Ltd. and/or Constellation Group Investments Inc. Certain members of Professor Levich's family are among the beneficiaries of the Alex-L Foundation. See footnote (2). 29,540,083 shares represent 29,089,283 shares owned by Constellation 3D Technology Limited, 800 shares owned by Professor Levich, and 450,000 shares of Common Stock issuable upon the exercise of options, which are exercisable within 60 days of December 12, 2000.

        (5) Mr. Zaidenberg is the Company's director, Director of Business Development, and a director and/or executive officer of Constellation 3D Technology Limited, United European Enterprises Ltd. and/or Constellation Group Investments Inc. Certain members of Mr. Zaidenberg's family are among the beneficiaries of the Lion & Heart Foundation. See footnote
                  (2). 29,179,883 shares represent 29,089,283 shares owned by Constellation 3D Technology Limited, 600 shares owned by Mr. Zaidenberg, and 90,000 shares of Common Stock issuable upon the exercise of options, which are exercisable within 60 days of December 12, 2000.

        (6) Mr. Berezowsky is the Company's Senior Vice President of Finance, Chief Financial Officer, member of the Board of Directors, and an executive officer of Constellation Group Investments Inc. Mr. Berezowsky and certain members of his family are among the beneficiaries of the Lediligi Foundation. See footnote (2). 29,240,033 shares represent 29,089,283 shares owned by Constellation 3D Technology Limited, 750 shares owned by Mr. Berezowsky, and 150,000 shares of Common Stock issuable upon the exercise of options, which are exercisable within 60 days of December 12, 2000.

        (7) Mr. Goldberg is the Company's Secretary, Director of Legal Affairs, interim Chief Operating Officer, and member of the Company's Board of Directors. 518,300 shares represent 143,300 shares of Common Stock issued and outstanding and 375,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days of December 12, 2000.

        (8) Mr. Yaffe is the Company's Treasurer. 230,000 shares represent 230,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days of December 12, 2000.

        (9) Mr. Schwartz is the Company's interim Chief Technical Officer. 150,000 shares represent 150,000 shares of Common Stock issuable upon exercise of options, which are exercisable within 60 days of December 12, 2000.

        (10)      Val Mandel's wife owns 45 shares of Common Stock.

        (11) 30,679,778 shares include (a) 145,450 shares of Common Stock owned by Messrs. Levich, Zaidenberg, Berezowsky, and Goldberg in total, (b) 1,445,000 shares of Common Stock issuable upon the exercise by Messrs. Levich, Zaidenberg, Berezowsky, Goldberg, Yaffe, and Schwartz of options which are exercisable within 60 days of December 12, 2000, (c) 45 shares owned by Val Mandel's wife, and (d) 29,089,283 shares of Common Stock over which Constellation 3D Technology Limited, United European Enterprises, Constellation Group Investments Inc., and the trustees of certain trusts have direct or indirect voting and/or investment power. See footnote (2).

         Change of Control of C3D

         On October 1, 1999, C3D purchased certain assets of Constellation 3D Technology Limited ("Constellation Tech") for total consideration of 29,250,000 shares of Common Stock and C3D's assumption of certain liabilities and obligations of Constellation Tech (the "Acquisition").

         In the Acquisition, C3D acquired the following assets:

         o Constellation Tech's then sole existing membership interest in TriDStore IP, L.L.C.;

         o all of the issued and outstanding ordinary shares of TriD Store
           Vostok;

         o 99 ordinary shares of the 100 ordinary shares then allotted of C-TriD Israel Ltd.; and

         o all of the issued and outstanding shares of common stock of TriD SV, Inc.

         TriDStore IP, L.L.C. is a Delaware limited liability company formed on February 2, 1998, formerly known as OMD Devices, L.L.C., until March 9, 1999. TriDStore IP, L.L.C. owns a substantial majority of the material intellectual property owned by the Company, which consists mostly of patent registrations and applications.

         TriD Store Vostok is a Russian company formed on January 15, 1999. The Company conducts its Russian operations through TriD Store Vostok.

         C-TriD Israel Ltd. is an Israeli company formed on December 2, 1996. C3D is the record owner of 99 of 100 allotted ordinary shares but is the beneficiary of all 100 allotted ordinary shares, one of which is held in trust for C3D by Rapids Trusts Ltd., an Israeli trust. The Company conducts its Israeli operations through C-TriD Israel Ltd.

         TriD SV, Inc. is a Delaware corporation formed on August 10, 1998. As of March 21, 2000, TriD SV, Inc. has had no operations.

         C3D does not know of any arrangements, including any pledge by any person of securities of C3D, the operation of which may at a subsequent date result in a change in control of C3D.

         Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16 of the Securities Exchange Act of 1934, as amended, requires that the officers and directors of C3D, as well as persons who own more than 10% of a class of equity securities of C3D, file reports of their ownership of such securities, as well as monthly statements of changes in such ownership, with C3D and the Securities and Exchange Commission. Based upon representations received by C3D from its current officers and directors and the reports filed with C3D during 2000, the Company believes that all such filings required during 2000 were made on a timely basis, except that Constellation 3D Trust LLC filed one late Form 4 in connection with the issuance of 5,000,000 (Five Million) shares of Common Stock by C3D.

         Certain Transactions

         On February 8, 2000, C3D formed Constellation 3D Trust LLC, a Delaware limited liability company that it wholly owns. C3D then issued 10,500,000 shares of Common Stock to Constellation 3D Trust LLC as a capital contribution and later cancelled all but 500,000 of the shares. Constellation 3D Trust LLC intends to use the 500,000 shares to raise debt or equity capital and contribute the proceeds thereof to C3D, which proceeds will be used for general corporate purposes. There is no assurance that the issuance of the shares will result in the raising of any debt or equity capital.

         On August 22, 2000, C3D granted to both Vladimir Schwartz, the Company's interim Chief Technical Officer and Reflekt Technology, Inc., a Massachusetts corporation ("Reflekt") of which Mr. Schwartz is President, sole director and sole shareholder, a warrant to purchase 10,000 shares of C3D's Common Stock at an exercise price of $11.25 per share in exchange for certain patents owned in whole or in part by Mr. Schwartz or Reflekt. Mr. Schwartz or Reflekt may exercise the warrant after August 21, 2001. The last sales price of C3D's Common Stock was $11.25 per share on August 22, 2000.

         On the same day, C3D also granted to Mr. Schwartz options to purchase 390,000 shares of C3D's Common Stock at the same exercise price. Mr. Schwartz may exercise an option to purchase 150,000 shares at any time. Mr. Schwartz may exercise an option to purchase the remaining 240,000 shares after August 21, 2001.

         On August 23, 2000, C3D received a $6,000,000 line of credit from Constellation 3D Technology Limited, a beneficial owner of 67.7% of C3D's
Common Stock. On August 28, 2000, C3D borrowed $1,000,000 under the line of credit. In connection with this credit line, Constellation 3D Technology Limited received a three-year warrant to purchase 20,000 shares of Common Stock upon signing the Loan Agreement and a three year warrant to purchase 10,000 shares of Common Stock upon the first withdrawal from the credit line. The purchase price of these warrants is equal to 100% of the closing price of Common Stock on August 23, 2000.

                               Performance Graph

                Comparison of 13 Month Cumulative Total Return*
                         Among Constellation 3D, Inc.,
             the NASDAQ Stock Market (U.S.) Index and a Peer Group


         The graph below shows a comparison of the cumulative return to the shareholders of C3D with the cumulative return of the NASDAQ Stock Market Index and of the peer group for the period starting in October 1999 and ending in October 2000. The comparison period starts in October 1999, instead of the fiscal year ended December 31, 1998, because on October 1, 1999, C3D purchased certain assets of Constellation 3D Technology Limited and became the current research and development company known as C3D on that date. The peer group used in the comparison was chosen from companies whose operations fall under the Standard Industrial Classification Code 3572 (computer storage devices).




                                [GRAPHIC OMITTED]






                                                       Cumulative Total Return
------------------------------------------------------------------------------------------------------------------------------------
                      10/1/99   10/99   11/99   12/99   1/00    2/00    3/00    4/00    5/00    6/00    7/00    8/00   9/00   10/00
                      -------   -----   -----   -----   ----    ----    ----    ----    ----    ----    ----    ----   ----   -----
Constellation 3D,
Inc.................  100.00   106.59  201.20  402.40  423.99  790.50  589.28  309.01  219.18  260.51  235.35  183.25  159.01 150.91

NASDAQ Stock Market
(U.S.)..............  100.00   108.37  121.54  148.27  142.80  169.93  166.42  139.97  123.09  144.69  136.85  153.02  133.17 122.72

Peer Group..........  100.00    99.62  114.93  147.25  141.72  159.39  172.18  183.89  157.94  201.98  218.71  252.38  257.69 233.43

         The graph assumes that $100 was invested on October 1, 1999 in C3D's Common Stock, in the NASDAQ Stock Market Index, and in the peer group. The graph also assumes that all dividends were reinvested. C3D did not declare or pay any dividends on its Common Stock. Shareholder returns over the period shown in the graph should not be considered indicative of future shareholder returns.

         Price Range of Common Stock

         C3D's Common Stock is traded on the NASDAQ National Market under the ticker symbol "CDDD."

         On December 17, 1999, C3D's Board of Directors approved a three-for-one forward split of the Common Stock for the shareholders of record on December 16, 1999. The adjustment of the price per share of the Common Stock that resulted from the forward split took effect on January 18, 2000 and before trading of the Common Stock began on January 18, 2000. ALL OF THE HIGH AND LOW BIDS REPORTED IN THE CHART IMMEDIATELY BELOW HAVE BEEN ADJUSTED TO GIVE RETROACTIVE EFFECT TO THE CHANGE IN THE PRICE PER SHARE OF THE COMMON STOCK RESULTING FROM THAT STOCK SPLIT.

                          Time Period                  High Bid         Low Bid
            -------------------------------------      --------         -------
            Fiscal Year Ending 2000:
            First Quarter........................      $ 63.625         $ 19.33
            Second Quarter.......................      $ 43.50          $  9.875
            Third Quarter........................      $ 20.1875        $  9.75
            Fourth Quarter*......................      $ 14.3125        $  5.00

            Fiscal Year Ending 1999:
            Fourth Quarter.......................      $ 32.63          $  5.35
            Third Quarter........................      $  7.92          $  3.33
            Second Quarter.......................      $  4.04          $  0.58
            First Quarter........................          --               --
-------------------------------
         *For the period October 1, 2000 through and including December 12,
2000.

         On December 12, 2000, the highest bid was $6.4062 and the lowest bid was $5.875.

         As of December 12, 2000, there were approximately 109 shareholders of record of the Common Stock, excluding Constellation 3D Trust LLC, one of C3D's wholly owned subsidiaries.

         Dividend Policy

         C3D has never paid any cash dividends to any of its shareholders because C3D has lacked earnings to pay such dividends, and C3D has no intention to pay cash dividends in the foreseeable future.

         Quantitative and Qualitative Disclosures About Market Risk

         The Company believes that it does not have any material exposure to interest or commodity risks. The Company does not own any derivative instruments, does not engage in any hedging transactions but does have outstanding long-term debt with fixed interest rates. The Company is exposed to economic and political changes in international markets where the Company competes, such as inflation rates, recession, foreign ownership restrictions, domestic and foreign government spending, budgetary and trade policies and other external factors over which the Company has no control.

         The Company expects that, like many companies, it may be exposed to some degree of market risk, particularly for its Ukrainian, Israeli and Russian operations. The Company cannot provide any assurance that future developments in each respective country will not generally have an adverse effect on the financial condition of the Company. The Company does not anticipate that it will enter into derivative transactions (e.g., foreign currency forward or option contracts) to hedge against known or forecasted market changes.

         The Company believes that it does face political risk based on having operations in the Ukraine, Israel and Russia. These countries do face political instability that could have a material adverse effect on the Company's operations. However, the Company believes that this is unlikely to occur. The Company does not possess "political risk" or other similar insurance to protect it against business interruption losses caused by political acts.

                                  PROPOSAL TWO

                    APPROVAL OF AGREEMENT AND PLAN OF MERGER

         On December 28, 2000, the Board of Directors adopted an Agreement and Plan of Merger, subject to the approval by the shareholders, providing for the merger (the "Merger") of the Company into Constellation 3D, Inc., a Delaware corporation (the "Delaware Corporation") in order to reincorporate the Company under the laws of the State of Delaware (the "Reincorporation"). The Delaware Corporation was incorporated on January ___, 2001; it is a wholly owned subsidiary of the Company. The Company was incorporated under the laws of the State of Florida in 1995. The Company is engaged in a research and development program to launch the mass-market production of a technology called Fluorescent Memory Technology. The Delaware Corporation has not engaged in any business.

         The Board of Directors of the Company believes that Delaware corporate law will better serve the shareholders' interests and provide the Company with advantages not available under Florida corporate law. Therefore, the Board of Directors recommends that the shareholders approve the form of the Agreement and Plan of Merger (the "Merger Agreement") that appears as Appendix B to this proxy statement to effect the Reincorporation of the Company in Delaware. If holders of 50.01% of the outstanding votes of shareholders of the Company approve the Merger Agreement, the Board of Directors intend to merge the Company into the Delaware Corporation.

         The principal executive office of the Company and of the Delaware Corporation is located at 230 Park Avenue, Suite 453, New York, NY 10169, and the telephone number of the executive office is (212) 983-1107.

         Reasons for Engaging into Merger

         For many years, Delaware has encouraged incorporation in that state by adopting modern, comprehensive and flexible corporate laws, and it periodically updates and revises them to meet changing business needs. The Delaware General Corporation Law (the "DGCL") is considered a sophisticated statute, highly conducive to business. That is why many corporations choose Delaware initially as their place of incorporation, and why many others have reincorporated in Delaware by means of transactions like the one now proposed. Because of Delaware's policy of encouraging incorporation and its preeminence as the most popular state of incorporation for major corporations, the courts of Delaware have developed considerable expertise in dealing with corporate issues. As a result, Delaware's case law interpreting its corporate laws is more developed than that of any other state. This gives Delaware corporate law an extra measure of predictability that is useful and often crucial in our precedent-based judicial system.

         For the board of directors and the management of a Delaware corporation, these features of Delaware law allow greater certainty in managing the corporation. The state's court system also provides for relatively prompt resolution of most corporate disputes. For example, Delaware has a specialized Court of Chancery that hears cases involving corporate law. The Court of Chancery has no jurisdiction over most other kinds of cases, and therefore its dockets are not as backlogged as those of courts in many other states. In addition, the Supreme Court of Delaware hears and decides important corporate appeals rapidly.

         The Board of Directors considered the predictability and flexibility of Delaware law and the efficiency of its judicial process when it approved the present proposal. The Board of Directors also recognized the possibility that choosing to be governed by the corporate law of Delaware, as so many other corporations have done, may further enhance the reputation of the Company.

         Summary of Merger Terms

         The following is the summary of certain material terms of the proposed Merger (the pronouns "we," "us," and "our" used in this summary refer to the Company, and pronouns "you," and "your" refer to the shareholders of the Company):

         o the Delaware Corporation will be the surviving corporation in the Merger;

         o the Certificate of Incorporation and Bylaws of the Delaware Corporation immediately before the Merger will govern your rights as shareholders after the Merger (the Certificate of Incorporation and the Bylaws of the Delaware Corporation are attached to this proxy statement as Appendix C and Appendix D, respectively.);

         o  we, as an entity, will cease to exist after the Merger;

         o our Articles of Incorporation and Bylaws will no longer govern your rights as shareholders;

         o the Certificate of Incorporation and the Bylaws of the Delaware Corporation differ from our Articles of Incorporation and Bylaws. The Section "Material Changes in Charter and Bylaws of Delaware Corporation from Charter and Bylaws of Company" below discusses the differences between these corporate documents;

         o after the Merger, each outstanding share of our Common Stock will automatically convert into one share of the common stock of the Delaware Corporation. The Section "Conversion of Company's Common Stock into Common Stock of Delaware Corporation" below discusses the terms of such conversion;

         o each stock option that would be, or later becomes, exercisable for the shares of our Common Stock will automatically be, or later become, exercisable for the same number of shares of the common stock of the Delaware Corporation on the same terms and conditions;

         o under Florida law, you will not have the right to dissent from the Merger;

         o the effective date of the Merger will be the date when the necessary documents in connection with the Merger have been filed in both Florida and Delaware; and

         o neither we nor you will recognize any gain or loss by reason of the Merger. The Section "Federal Income Tax Consequences of Merger" below summarizes the tax implications of the Merger.

         Conversion of Company's Common Stock into Common Stock of Delaware Corporation

         Reincorporation in Delaware will not change the business plan, management, assets, liabilities, net worth, capitalization or employee benefit plans of the Company. Each outstanding share of the Company's Common Stock will automatically become one share of the common stock of the Delaware Corporation. Furthermore, each stock option that would be, or later becomes, exercisable for the shares of the Common Stock will automatically be, or later become, exercisable for the same number of shares of the common stock of the Delaware Corporation on the same terms and conditions. The Delaware Corporation will not issue any shares of stock in connection with the Reincorporation, other than the shares into which the outstanding shares of the Company will convert. As soon as the Reincorporation becomes effective, the holders of the Company's shares will become holders of the shares of the Delaware Corporation.

         Shares of the Company will automatically convert into shares of the Delaware Corporation, on the following terms:

         o  the conversion will be on a one-for-one basis;

         o each share of the Common Stock of the Company which is outstanding on the effective date of the Merger will become one share of the common stock of the Delaware Corporation, par value $.00001 per share; and

         o each share of the Common Stock held in treasury of the Company will become a share held in the treasury of the Delaware Corporation.

         THIS MEANS THAT, BEGINNING ON THE EFFECTIVE DATE, EACH STOCK CERTIFICATE OF THE COMPANY WHICH WAS OUTSTANDING JUST BEFORE THE REINCORPORATION WILL AUTOMATICALLY REPRESENT THE SAME NUMBER OF SHARES OF THE DELAWARE CORPORATON.

         Shareholders whose shares of the Company were freely tradable before the Reincorporation will own shares of the Delaware Corporation that are freely tradable after the Reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation will hold shares of the Delaware Corporation which have the same transfer restrictions after the Reincorporation. For the purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold the Delaware Corporation's stock certificates will be deemed to have acquired their shares on the date they originally acquired their shares in the Company.

         After the Reincorporation, the Delaware Corporation will be a publicly held company, with its Common Stock traded on the NASDAQ National Market. The Delaware Corporation will also file with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided.

         The Board of Directors of the Company will have the right to abandon the Merger Agreement and take no further action towards reincorporating the Company in Delaware at any time before the Reincorporation becomes effective, even after shareholder approval of this Proposal Two, if for any reason the Board of Directors determines that it is not advisable to proceed with the Reincorporation.

         UNDER FLORIDA LAW, IF A COMPANY'S COMMON STOCK IS TRADED ON THE NASDAQ NATIONAL MARKET, THE SHAREHOLDERS OF THAT COMPANY DO NOT HAVE THE RIGHT TO DISSENT FROM A MERGER. C3D'S COMMON STOCK IS TRADED ON THE NASDAQ NATIONAL MARKET, AND THEREFORE THE SHAREHOLDERS WILL NOT HAVE ANY RIGHT OF DISSENT.

         Federal Income Tax Consequences of Merger

         The following is a brief summary of the principal federal income tax consequences of the Reincorporation under current law to holders of the Common Stock. This summary is for general information only. It does not address potential legislative changes that may affect these consequences, and it does not address any state, local or foreign tax consequences of the Reincorporation. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service to the effect that the Reincorporation is nontaxable.

         Neither the Company nor its shareholders will recognize any gain or loss by reason of the Reincorporation. The tax basis of the shares of the Delaware Corporation common stock received by a shareholder of the Company through the Reincorporation will be the same as the tax basis of the Common Stock of the Company prior to the Reincorporation. A shareholder of the Company who holds the stock as a capital asset should include the period he or she has held the Common Stock in determining the holding period for his or her shares of the Delaware Corporation.

         SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISORS TO DISCUSS THEIR OWN TAX SITUATIONS AND ANY POTENTIAL CHANGES IN FEDERAL, STATE AND LOCAL LAWS AND OTHER APPLICABLE TAX MATTERS RELATING TO THE REINCORPORATION.

         No federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Merger, besides filing of the Certificate of Ownership and Merger with the proper officials of the State of Delaware and the Articles of Merger with the proper officials of the State of Florida upon the shareholder approval of the Merger.

         Comparison of Florida and Delaware Corporate Laws

         If this Proposal Two is approved by the holders of 50.01% of the outstanding votes of shareholders, and if the Company reincorporates in Delaware as described above, then the shareholders of the Company will become shareholders of the Delaware Corporation. There are differences between the Florida Business Corporation Act, as amended from time to time, ("FBCA") and the DGCL, as amended from time to time, that will affect the rights of the Company's shareholders in certain respects. Some of these differences define particular provisions a corporation may choose to put into its articles or certificate of incorporation, commonly called the "charter," and other differences that may not affect the Company in a material way.

         The following is a summary of certain similarities or significant differences in the rights of shareholders of the Company under the FBCA and of shareholders of the Delaware Corporation under the DGCL. Although the FBCA uses the term "shareholders" and the DGCL uses the term "stockholders" to describe holders of a corporation's stock, this proxy statement uses the term "shareholders" when referring to holders of stock of both the Company and the Delaware Corporation. This summary does not purport to be a complete discussion of, and is qualified in its entirety by reference to, the FBCA and the DGCL.

         Amendment of Charter
         --------------------

         Both the FBCA and the DGCL allow a board of directors to recommend a charter amendment for approval by shareholders, and a majority of the shares entitled to vote at a shareholders' meeting are normally enough to approve that amendment. However, both bodies of law require that a majority of the holders of any particular class of stock must approve the amendment if it would have an adverse effect on the holders of that class. In addition, both bodies of law allow a corporation to require a vote larger than a majority on special types of issues.

         Amendment of Bylaws
         -------------------

         Under the FBCA, a board of directors may amend or repeal the Bylaws or adopt new Bylaws. Under the DGCL, however, the Board of Directors may amend, adopt or repeal Bylaws only if this power has been conferred upon the Board by the charter. Additionally, both the FBCA and the DGCL allow shareholders to further amend or repeal the Bylaws adopted or amended by the board of directors.

         Special Meetings of Shareholders
         --------------------------------

         Under both the FBCA and the DGCL, the board of directors or anyone authorized in the charter or bylaws may call a special meeting of shareholders. The FBCA further provides that holders of not less than 10% of all the votes entitled to be cast on any issue proposed to be considered at the meeting, unless a greater percentage not to exceed 50% is required by the articles of incorporation, may call a special meeting of shareholders.

         Corporate Action Without Shareholders' Meeting
         ----------------------------------------------

         Both the DGCL and the FBCA permit shareholder action by the written consent of at least the minimum number of votes that would be necessary to take such action at a shareholders' meeting unless the charter forbids it.

         Inspection of Shareholders List
         -------------------------------

         The FBCA requires five days' written notice from a shareholder of record to inspect the list of record shareholders for a proper purpose. Under the DGCL, any shareholder may inspect the shareholders list for any purpose reasonably related to the person's interest as a shareholder. In addition, for at least ten days prior to each shareholders' meeting Delaware and Florida corporations must make available for examination a list of shareholders entitled to vote at the meeting.

         Vote Required for Certain Transactions
         --------------------------------------

         Unless the FBCA, the charter, or the board of directors requires a greater vote, authorization or approval of a merger, consolidation or sale of substantially all of the assets requires that the action must be passed by a majority of all votes entitled to be cast on the proposed action. Under the DGCL, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets without a special provision in the charter, unless the charter provides otherwise. Furthermore, in the case of a merger under the DGCL, shareholders of the surviving corporation do not have to approve the merger at all, unless the charter provides otherwise, if these three conditions are met:

         o No amendment of the surviving corporation's charter is made by the merger agreement;

         o Each share of the surviving corporation's stock outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

         o Either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

         Special vote requirements may apply to certain business combinations with interested shareholders. See the discussion below under the heading "Affiliated Transactions with Interested Shareholders."

         Classification of Directors
         ---------------------------

         Both the FBCA and the DGCL permit "classified" boards of directors. A classified board is composed of directors who have staggered terms that do not all expire at the same time. The FBCA generally permits three classes, but under certain circumstances up to four classes are allowed. The DGCL permits as many as three.

         Number of Directors
         -------------------

         Under the FBCA, the number of directors may be one or more, as specified in or fixed in accordance with a corporation's charter or bylaws. The number of directors may be increased or decreased by amendment of, or in the manner provided by, a corporation's charter or bylaws. Under the DGCL, a corporation shall have at least one director and there is no statutory upper limit on the number of directors. The specific number may be fixed in the bylaws or the charter, but if fixed in the charter, it may be changed only by amendment of the charter. However, if the charter is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the bylaws.

         Removal of Directors
         --------------------

         Under the FBCA, directors may be removed by the shareholders with or without cause unless the corporate charter provides otherwise. If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against removal. Under the DGCL, directors may be removed with or without cause by the holders of a majority of the shares. Unless the charter provides otherwise, in the case of a classified board, directors may only be removed for cause. If cumulative voting is authorized and if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there are classes of directors, at an election of the class of directors of which such director is a part.

         Limitation of Directors' Liability
         ----------------------------------

         Both states permit the limitation of a director's personal liability while acting in his or her official capacity. Under the FBCA, a director is not liable to the corporation or to any other person for monetary damages unless the director breached or failed to perform his or her duties as a director and the director's breach or failure constitutes (i) a violation of the criminal law,
(ii) a transaction from which the director derived an improper personal benefit, either directly or indirectly, (iii) conscious disregard for the best interests of the corporation, or willful misconduct, (iv) recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard for human rights, safety, or property. The DGCL, on the other hand, requires a charter provision in order to limit a director's liability for breach of his or her fiduciary duty to the corporation.

         In some cases, directors may be liable despite these limitations. Under the FBCA, for example, a director is not immune from liability if he or she violates applicable statutes which expressly make directors liable. The DGCL forbids any limitation of liability if the director breached his or her duty of loyalty to the corporation or its shareholders, or if he or she failed to act in good faith, received an improper personal benefit from the corporation, or authorized a dividend or stock purchase or redemption that was forbidden by the DGCL.

         Indemnification of Directors and Officers, and Insurance
         --------------------------------------------------------

         With some variations, both the FBCA and the DGCL allow a corporation to "indemnify," that is, to make whole, any person who is or was a director, officer, employee or agent of the corporation if that person is held liable for something he or she did or failed to do in an official capacity. Besides covering court judgments, out-of-court settlements, fines and penalties, both laws also allow the corporation to advance certain expenses the person will incur or to reimburse the person's expenses after he or she incurs them, even if liability is not actually proven. The right to indemnification under both laws does not normally exclude other rights of recovery the indemnified person may have.

         Additionally, both the FBCA and the DGCL permit a corporation to purchase insurance for its directors, officers, employees and agents against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have the power to indemnify the person against such liabilities.

         If this proposed Merger is approved by the Company's shareholders, the indemnification provisions of the FBCA, and not the DGCL, will apply to acts and omissions that occurred before the effective date of the Reincorporation.

         Loans and Guarantees of Obligations for Directors
         -------------------------------------------------

         Under the FBCA and the DGCL, a board of directors may authorize loans or guarantees of indebtedness to employees and officers, including any employee or officer who is a director, whenever, in the judgment of such board of directors, such loan or guarantee may reasonably be expected to benefit the corporation.

         Issuance of Rights and Options to Directors, Officers and Employees
         -------------------------------------------------------------------

         Neither the FBCA nor the DGCL, requires shareholder approval of issuances of stock rights or stock options, respectively, as well as plans to issue rights or options, to directors, officers or employees.

         Consideration for Shares
         ------------------------

         Under the FBCA and DGCL a corporation may receive tangible or intangible property or benefit to the corporation, including cash, promissory notes, and services as payment in full or in part for issued shares. Under the

FBCA and the DGCL, a purchaser of shares need not pay the price thereof prior to the issuance of the shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

         Dividends on Stock
         ------------------

         Subject to its charter provisions, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus." The FBCA defines surplus as the excess of total assets over total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. The DGCL defines surplus as the excess of net assets (i.e., the amount by which total assets exceed total liabilities) over capital, and allows the board to adjust capital (for shares with par value, the capital need only equal the aggregate par value of such shares). If there is no surplus, the DGCL allows the corporation to apply net profits from the current or preceding fiscal year, or both, unless the corporation's capital is less than the aggregate amount of capital represented by issued and outstanding stock of all classes having a preference on any distribution of assets.

         Dissenters' or Appraisal Rights
         -------------------------------

         Generally, "dissenters' rights" or "appraisal rights" entitle dissenting shareholders to receive the fair value of their shares in the merger or consolidation of a corporation or in the sale of all or substantially all of its assets. The FBCA also extends dissenters' rights to an exchange of a corporation's shares, the approval of a control-share acquisition, and certain amendments of the corporation's articles of incorporation.

         The FBCA provides that dissenting shareholders normally have no dissenters' rights in connection with a merger, share exchange or sale or exchange of the corporation's property if their shares are registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD, or held of record by not fewer than 2,000 shareholders. Dissenters' rights under the FBCA allow any shareholder of a company, with various exceptions, to receive fair value for his or her shares in connection with the transactions listed in the prior paragraph upon which the shareholder is entitled to vote. When dissenters' rights are available, the shareholder must deliver to the corporation before the vote is taken on the matter creating dissenters' rights, written notice of the shareholder's intent to demand payment for his or her shares and follow other required procedures.

         The DGCL, does not provide for appraisal rights if the corporation's shares are listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the NASD, or held by more than 2,000 shareholders of record, or if the corporation is the surviving corporation in a merger which does not require the approval of the surviving corporation's shareholders. However, regardless of listing on an exchange, a dissenting shareholder affected by an agreement of merger or a consolidation has appraisal rights under the DGCL if the transaction requires him or her to exchange shares for anything of value other than one or more of the following:

         o Shares of stock of the corporation surviving or resulting from such merger or consolidation.

         o Shares of another corporation which will be listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD, or held by more than 2,000 shareholders of record.

         o Cash in lieu of fractional shares of the surviving corporation or another corporation.

         Affiliated Transactions with Interested Shareholders
         ----------------------------------------------------

         Provisions in both the FBCA and the DGCL may help to prevent or delay changes of corporate control. In particular, both the FBCA and the DGCL restrict or prohibit an interested shareholder from entering into certain types of "affiliated transactions" or "business combinations" unless the board of directors approves the transaction in advance.

         Under Section 607.0901 of the FBCA, an interested shareholder is generally prohibited from entering into certain types of affiliated transactions with a company, unless two-thirds of the disinterested shareholders approved the affiliated transaction. An "interested shareholder" under the FBCA is generally a beneficial owner of more than 10% of the corporation's outstanding voting stock. However, the term "interested shareholder" does not include the corporation or any of its subsidiaries. The 2/3 voting requirement on affiliated transactions does not apply where (i) the affiliated transaction has been approved by a majority of the disinterested directors, (ii) the corporation has not had more than 300 shareholders of record at any time during the 3 years preceding the announcement date, (iii) the interested shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five years preceding the announcement date, (iv) the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares of the corporation, exclusive of shares acquired directly from the corporation in a transaction not approved by a majority of disinterested directors, or (v) the corporation is an investment company under the Investment Company Act of 1940. Affiliated transactions are also permitted when certain statutory "fair price" requirements are met.

         Affiliated transactions under the FBCA include (i) mergers and consolidations between a corporation or its subsidiary and an interested shareholder, (ii) sales, leases, mortgages or other dispositions to an interested shareholder of assets with an aggregate market value which either (1) equals 5% or more of the corporation's consolidated assets or outstanding stock, or (2) represents 5% or more of the consolidated earning power or net income of the corporation, (iii) issues and transfers of stock with an aggregate market value of at least 5% in relation to the outstanding stock of the corporation,
(iv) liquidation or dissolution of the corporation proposed by or pursuant to an agreement with an interested shareholder, (v) reclassification of securities or recapitalization of the corporation that would increase the stock ownership of an interested shareholder by more than 5%, and (vi) the receipt by an interested shareholder of benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

         A corporation may choose not to be subject to Section 607.0901 of the FBCA by means of an election-out provision in its original charter. Additionally, the corporation may amend its corporate charter or bylaws to opt out of Section 607.0901, however, this amendment shall not be effective for eighteen months. The Company has no such election-out provision and is presently subject to Section 607.0901 of the FBCA.

         Section 203 of the DGCL generally prohibits an interested shareholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested shareholder. An "interested shareholder" under the DGCL is any person, other than the corporation and its majority-owned subsidiaries, who owns 15% or more of the outstanding voting stock of the corporation, or who is an affiliate or associate of the corporation and owned at least 15% of the outstanding voting stock of the corporation within the preceding three years. The covered business combinations include:

         o Mergers or consolidations of the corporation or its subsidiaries with an interested shareholder.

         o Sales leases, exchanges or other dispositions to or with an interested shareholder of assets of the corporation having aggregate market value of 10% or more of the aggregate market value of all assets of the corporation; or the aggregate market value of all the outstanding stock of the corporation.

         o Issuances or transfers by the corporation of its stock to the interested shareholder under certain circumstances.

         o Any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested shareholder.

         o Receipt by the interested shareholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation.

         A Delaware corporation may choose not to be subject to Section 203 by including in its original corporate charter a provision that expressly elects not to be governed by this section. Nevertheless, Section 203 does not apply under certain circumstances, including without limitation the following cases:

         o The corporation does not have a class of voting stock that is listed on a national securities exchange, authorized for quotation on The NASDAQ Stock Market, or held of record by more than 2,000 shareholders, unless any of these conditions result from an action taken by an interested shareholder or from a transaction in which a person becomes an interested shareholder.

         o If, before the shareholder becomes an interested shareholder, the board of directors approves the business combination or the transaction that results in the shareholder becoming an interested shareholder.

         o If, after the transaction that results in the shareholder becoming an interested shareholder, the interested shareholder owns at least 85% of the voting stock of the corporation outstanding at the time the transaction commences, subject to technical calculation rules.

         o If, on or after the time the business combination is approved by the board of directors and authorized at the meetings of shareholders by the vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder.

         Material Changes in Charter and Bylaws of Delaware Corporation from Charter and Bylaws of Company

         The Certificate of Incorporation and Bylaws of the Delaware Corporation will be in effect and will govern the rights of shareholders in the event this proposed Merger is approved and takes place. These corporate documents for the Delaware Corporation differ from the Articles of Incorporation and Bylaws of the Company.

         The Certificate of Incorporation includes certain sections that are not part of the current Articles of Incorporation of the Company. These new provisions may in certain circumstances be interpreted or referred to as anti-takeover provisions because they may make it more difficult to obtain control of a company without the cooperation of its Board of Directors. The provisions included into the Certificate of Incorporation are neither the result of any specific efforts by any third party to take over the Delaware Corporation nor the willingness of the Company to have anti-takeover provisions. The over-all effect of such provisions may eventually be to render it more difficult and to discourage a potential merger, tender offer or other offer for the Delaware Corporation's securities, a proxy contest, or the removal of its incumbent directors and management.

         The above-mentioned effect of anti-takeover provisions in the Certificate of Incorporation may complement and reinforce the eventual anti-takeover effect of the increase in the authorized common stock of the Company from 50 million to 100 million shares adopted at the last Annual Meeting of Shareholders of C3D on December 27, 1999, which has been incorporated into the Certificate of Incorporation.

         Set forth below is a summary of new provisions in the Certificate of Incorporation, some of which may be deemed anti-takeover provisions, as well as of certain other material differences between the charter and bylaws of the Company and those of the Delaware Corporation.

         Authorized Capital Stock
         ------------------------

         The Articles of Incorporation of the Company authorize the Company to issue 100 million shares of Common Stock, $.001 par value per share, and 10 million shares of Preferred Stock, no par value per share. The Certificate of Incorporation of the Delaware Corporation states that the Delaware Corporation will have authority to issue 100 million shares of Common Stock, $.00001 par value per share.

         Stockholders' Right to Call Special Meeting
         -------------------------------------------

         The Certificate of Incorporation includes a provision allowing the stockholders to call a special meeting of stockholders when holders of at least 25% of all the votes entitled to be cast on any issue to be considered at the proposed special meeting demand such special meeting of stockholders.

         The deemed anti-takeover result of this provision is that it becomes more difficult for the holders of less than 25% of the Delaware Corporation's stock to call a special meeting of stockholders for the approval of a takeover transaction. In the absence of a takeover situation, this proposal prevents stockholders of less than 25% of the stock, without consolidating with other stockholders, from holding a special meeting to discuss some urgent issues in connection with the Delaware Corporation.

         Stockholders' Action by Unanimous Consent
         -----------------------------------------

         According to the Certificate of Incorporation, stockholders may take an action without an annual or special meeting only by unanimous written consent of stockholders. The current Articles of Incorporation of the Company do not contain a provision regarding the stockholders' action by consent. However, the current Bylaws of the Company state that any action that can be taken at a meeting of shareholders may be taken without such meeting if written consents were signed by holders having not less than the minimum number of votes that would be necessary to take action at a meeting. Therefore, under the current Bylaws, the shareholders can take an action by less than a unanimous consent.

         This provision makes it more difficult for the stockholders to take action without a meeting by requiring their unanimous consent to such action. However, this provision may be to the advantage of minority stockholders by preventing principal stockholders from taking actions without the consent of such minority stockholders, especially in takeover situations.

         Section 203 "Business Combination with Interested Stockholders"
         ---------------------------------------------------------------

         The Certificate of Incorporation states that the Company elects not to be governed by Section 203 of the DGCL. Section 203 is described above in the Section "Comparison of Florida and Delaware Corporate Laws." This provision facilitates transactions of the Delaware Corporation with its interested stockholders and, by implication, may discourage hostile takeovers of the Delaware Corporation.

         Personal Liability and Indemnification of Directors and Officers
         ----------------------------------------------------------------

         The Certificate of Incorporation, as well as the current Articles of Incorporation, contain provisions limiting the personal liability of directors to the Company and its stockholders to the fullest extent permitted by the respective corporate law. However, the current Articles of Incorporation also include a provision regarding the limitation of the personal liability of officers. The Certificate of Incorporation only addresses the limitations on the director's liability.

         The Bylaws of the Delaware Corporation specify that the directors and officers shall be indemnified to the fullest extent permitted under the DGCL and allow the Delaware Corporation to indemnify in situations not covered by the Bylaws, to the extent such indemnification is not prohibited by the DGCL. The current Articles of Incorporation contain a provision regarding the indemnification of officers and directors of the Company.

         Size of Board of Directors and Board Committees
         -----------------------------------------------

         The current Articles of Incorporation provide that the Company should have at least one director. The Certificate of Incorporation of the Delaware Corporation does not specify the number of directors, but its Bylaws state that the Board of Directors will consist of not less than one and no more than 11 directors. The current Bylaws permit the Board of Directors to establish an executive committee as well as other committees of the Board of

Directors. The Bylaws of the Delaware Corporation specifically authorize the Board to establish the Executive, Compensation, and Audit Committees and describe the operation and composition of such committees.

         Technical Changes
         -----------------

         In addition to the changes described above, certain technical and less important changes have been made in the Delaware Corporation's Certificate of Incorporation and Bylaws from the Company's Articles of Incorporation and Bylaws. Such technical changes include, but are not limited to: designation of a registered office and registered agent in the State of Delaware; designation of the incorporator of the Delaware Corporation, changing references to applicable law from Florida to Delaware, and so forth.

         This summary does not purport to fully and completely describe all differences between the charter and bylaws of the Company and those of the Delaware Corporation. The shareholders are urged to review the Certificate of Incorporation and the Bylaws of the Delaware Corporation attached to this proxy statement as Appendix C and Appendix D, respectively. Copies of the Articles of Incorporation and the Bylaws of the Company are available for inspection at the principal office of the Company and copies will be sent to shareholders of the Company upon written request.

         THE BOARD OF DIRECTORS UNANIMOUSLY DEEM PROPOSAL TWO TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSONS NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER TO EFFECT THE REINCORPORATION IN DELAWARE.

                                 PROPOSAL THREE

                APPROVAL OF AMENDMENTS TO 1999 STOCK OPTION PLAN

         General Information about 1999 Stock Option Plan

         The shareholders of the Company approved the 1999 Stock Option Plan (the "Plan") at the Annual Meeting of Shareholders that was held on December 27, 1999. The Plan is attached to the proxy statement as Appendix E. The purpose of the Plan is to provide additional incentive to officers, other key employees, directors of, and important consultants to the Company and each present or future parent or subsidiary corporation, by encouraging them to invest in shares of the Company's Common Stock, and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

         All officers, key employees, directors of and important consultants to the Company and any present or future parent or subsidiary corporation are eligible to receive options under the Plan. The individuals who would, in fact, receive options under the Plan may be selected by the Company's Compensation Committee or the Company's Board of Directors, as specified in the Plan. Currently after taking into account a stock split, the Company is authorized to issue a maximum of 4,617,540 shares of Common Stock under the Plan.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, or what the Company's Board of Directors or Compensation Committee deems to be similar circumstances, the aggregate number and kind of shares which may be issued under the Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors or Compensation Committee of the Company. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of the Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted.

         Currently, the option price for options issued under the Plan must be equal at least to the fair market value of the Company's Common Stock on the date of the grant of the options. The "fair market value" is a defined term in the Plan, which means, among other things, the last reported sale price of a share of C3D's Common Stock on the NASDAQ National Market System. Incentive Stock Options will not be exercisable after the expiration of 10 years from the date such options are granted.

         The last sales price of the Common Stock traded on the NASDAQ National Market on December 12, 2000 was $5.9375.

         Option Grants under Plan

         The following table lists certain persons and groups to whom the Company granted options under the Plan from adoption through December 12, 2000.

                                                     Number of
                 Name and Position                    Options
                 -----------------                   ---------

Eugene Levich, Chief Executive Officer and
Director Nominee................................       450,000

All Executive Officers as a Group: Messrs.
Levich, Goldberg, Berezowsky, Lev Zaidenberg,
Schwartz, and Yaffe.............................     1,460,000

Directors Who Are Not Executive Officers as a
Group, including Itzhak Yaakov (former director)        90,000

                                                     Number of
                 Name and Position                    Options
                 -----------------                   ---------


Michael Goldberg, Director Nominee..............       150,000

Lev Zaidenberg, Director Nominee................        90,000

Leonardo Berezowsky, Director Nominee......            150,000

All Employees and Important
Consultants as a Group..........................     4,171,550

Each Other Person Who Received 5% or
more of Options under the Plan:

      Sergei Magnitzky..........................       540,000

      Jacob Malkin..............................       525,000


         Tax Consequences Related to Non-Qualified Stock Options

         The grant of a non-qualified stock option (the "NQSO") is not a taxable event to the recipient unless the option itself is publicly-traded on an established securities market.

         Upon the exercise of the NQSO, the option holder/service provider will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess of the fair market value of the stock received upon exercise of the option over the exercise price of the option (hereinafter referred to as the "Spread"). The corporation is generally entitled to a corresponding tax deduction equal to the Spread. The holder takes an initial tax basis equal to the fair market value of the stock received on the date of exercise. To the extent that the holder subsequently sells the stock, the holder will generally recognize capital gain or loss (which will be long-term capital gain or loss if the stock is held for more than a year at the time of disposition) in connection with such sale equal to the difference between the amount realized on the sale and the holder's tax basis in the stock sold.

         Alternatively, if the stock is subject to a substantial risk of forfeiture (such as vesting requirements) at the time of exercise, no compensation income will generally be realized by the holder at that time. In that case, the holder will not recognize compensation income until the tax year in which the forfeiture restrictions lapse (i.e., when the stock becomes vested); at which time the holder will recognize compensation income based on the excess of the fair market value of such stock at the time of vesting over the holder's exercise price for the shares. Moreover, the corporation will generally be entitled to a corresponding tax deduction at the time of vesting equal to the amount includable by the option holder/service provider in income. The holder's holding period for the stock will begin on the vesting date.

         There is a mechanism, however, pursuant to which a holder may elect to pay tax based on the value of the stock at the time of exercise notwithstanding that the stock may be subject to a risk of forfeiture at that time. Specifically, the holder may make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") to be taxed at the time of exercise as if the vesting restrictions did not exist. A Section 83(b) election must be made by the holder within 30 days after the restricted stock is transferred to such holder. This election is generally strategically effective to minimize tax if there is little or no Spread at the time of exercise, but it is anticipated that the stock subject to the option is likely to appreciate significantly prior to the time that the vesting restrictions would otherwise lapse. In the event of a Section 83(b) election, the issuing corporation is generally entitled to a tax deduction equal to the Spread on the date of exercise. Moreover, the holding period of the stock in the hands of the holder would begin on the date that the option is exercised, and the subsequent satisfaction of the vesting requirements with respect to this stock will not be a taxable event. The holder will generally recognize long-term capital gain

(rather than compensation income taxable at ordinary income rates) or loss to the extent that the stock is held for more than one year after the exercise date at the time of the disposition. If the stock with respect to which a Section 83(b) election has been made is forfeited prior to vesting, the holder will generally be entitled to a capital loss solely to the extent of the exercise price paid by the holder.

         Tax Consequences Related to Statutory Incentive Stock Options

         The grant of a statutory incentive stock option (the "ISO") is generally not a taxable event to the recipient.

         Unlike a NQSO, the exercise of an ISO is generally not a taxable event to an ISO holder. However, the Spread at the time of exercise is treated as an item of tax preference for purposes of the "alternative minimum tax" ("AMT"). Consequently, if the option holder's tax liability as computed for AMT purposes (at tax rates 26-28%) exceeds the tax which would otherwise be payable for regular income tax purposes, the exercise of the option may cause the holder to be required to pay AMT. In general, this payment of AMT creates an AMT credit which generally may be utilized in future tax years to offset taxable income generated from the subsequent sale of the stock subject to the option; and thereby generally causes a timing difference with respect to the payment of a portion of the tax.

         If the holder of the ISO does not sell the stock with respect to which the ISO was exercised until after the period which ends two years after the date of grant of the option and one year after the exercise of the option, the holder will generally be entitled to long-term capital gain treatment based on the difference between the amount realized by the holder and its tax basis in the stock sold. In that case, the corporation will not be entitled to any tax deductions with respect to the Spread.

         Conversely, if the holder sells the stock prior to the close of the two year period after such ISO was granted or prior to the close of the one year period after exercise, the transaction will be treated as a disqualified disposition and the holder will be required to recognize compensation income at that time equal to the lesser of: (a) the Spread at the time of exercise or (b) the excess of the fair market value of the stock at the time of the disposition over the exercise price of the stock. The corporation will generally be entitled to a corresponding tax deduction with respect to the amount treated as compensation income to the holder.

         Proposed Amendments

         On September 19, 2000 and December 28, 2000, the Company's Board of Directors amended the Plan (1) to permit the granting of other share-based awards under the Plan, (2) to make the tax laws of Israel applicable to its Israeli employees receiving options and awards, (3) to increase the aggregate number of shares of Common Stock available for issuance upon exercise of options and awards granted under the Plan, by 2,382,460 to 7,000,000, (4) to clarify the authority of the Compensation Committee to amend the terms, including without limitation exercise price, of options previously granted under the Plan, (5) to authorize the Compensation Committee to grant options with an exercise price at either fair market value or less than fair market value on the date of the grant of the option, but not less than 20% below the fair market value of the Company's Common Stock on the date of the grant, and (6) to authorize the Board of Directors to amend, suspend or terminate the Plan, provided, however, that such action will not adversely affect options granted under the Plan prior to the date on which such amendment, suspension or termination occurs, unless otherwise agreed to by the Company and the grantee of the options. The 2000 Amendments to the Plan (the "Amendments") are attached to this proxy statement as Appendix F.

         The Board of Directors believes that the Plan is an important factor in retaining and attracting the highest caliber of directors, officers, employees and others who may provide services to the Company. The Board further believes that the number of shares available for issuance under the Plan should be increased to ensure that sufficient shares are available for the granting of options and awards to achieve the purposes of the Plan. In addition, the Board of Directors adopted all the Amendments in order to afford the Compensation Committee more flexibility in adapting the Plan as necessary to carry out its purposes of increasing the stakes of participants in the Company's success and progress and facilitating the Company's ability to recruit, reward and retain directors, officers, employees and consultants of outstanding ability and experience. However, shareholders should bear in mind that stock options inherently provide option holders with the ability, in the event that the market price of the Common Stock is higher than or rises above the exercise price of the options, to acquire shares of Common Stock at prices that are dilutive to the equity interests and voting power of existing shareholders.

         All capitalized terms used in the description of the Amendments below and not defined herein have the same meanings as in the Amendments. The Amendments introduce 102 Stock Options, 3(9) Stock Options and Other Share-Based Awards, as options and awards available under the Plan.

         A "102 Stock Option" is an option which satisfies all of the requirements of Section 102 of the Israeli Income Tax Ordinance (New Version) 1961, as amended, and any regulations, rules, orders or procedures promulgated thereunder (collectively, the "Ordinance"). A "3(9) Stock Option" is an option which satisfies all of the requirements of Section 3(9) of the Ordinance.

         "Other Share-Based Awards" are awards under the Plan pursuant to which Common Stock (which may, but need not, be shares of restricted stock) are or may in the future be acquired, or awards denominated in stock units, including units valued on the basis of measures other than market value. The Compensation Committee may also grant stock appreciation rights without the grant of an accompanying option, which rights permit the grantees to receive, at the time of any exercise of such rights, cash equal to the amount by which the Fair Market Value of all Common Stock in respect to which the right was granted exceeds the exercise price thereof. Such Other Share-Based Awards may be granted alone, in addition to, or in tandem with any award of any type granted under the Plan and must be consistent with the purposes of the Plan.

         According to the Amendments, all tax consequences under any applicable law which may arise from the grant of any options, restricted stock or shares, or in the case of an option, from its exercise, from the sale or disposition of the shares or restricted stock or from any other act of the grantee in connection with the foregoing shall be borne solely by the grantee, and the grantee shall indemnify the Company, and the trustee, and shall hold them harmless against and from any liability for any such tax or penalty, interest or indexation.

         Under the Plan, as amended, C3D may grant options with an exercise price at less than fair market value on the date of grant of the option (but not less than 20% below the fair market value of the Company's Common Stock on the date of the grant) or may amend an exercise price of a previously granted option to less than the fair market value on the original date of grant of the option. For accounting purposes both such events will result in a charge to compensation expense over the vesting period of such options.

         Tax Consequences of Certain Proposed Amendments

         Section 162(m) of the Code generally limits the deductibility of certain compensation paid to the Company's five highest compensated employees (as determined for federal income tax purposes) to $1 million on an annual basis (the "$1 Million Limitation"). Exceptions are made for certain "performance based compensation" ("Performance Based Compensation") that, among other items, is granted pursuant to a plan ("Plan") which: (i) is approved by the Company's shareholders and (ii) which states the maximum number of shares which may be issued under the Plan.

         To the extent that the Company amends its Plan to allow for grants of stock options at exercise prices below the fair market value of the Company's Common Stock with respect to which the options are granted, such options will not qualify as Performance Based Compensation that may avoid the $1 Million Limitation. In addition, any such amended options will not qualify as incentive stock options for federal income tax purposes.

         The Company may also amend its outstanding stock options in order to re-price options granted under its Plan to reflect changes in the fair market value of the Company's Common Stock. In that case, the re-priced options will be treated as new option grants, and both the canceled options and the repriced options (which are treated for these purposes as having replaced the canceled options) will count against the maximum number of shares which may be issued under the Company's Plan (as stated in the Plan) for purposes of the $1 Million Limitation.

         The foregoing summary of changes to the Plan does not fully and completely describe the Amendments. The shareholders are urged to review the Amendments provided in Appendix F to this proxy statement.

         THE BOARD OF DIRECTORS DEEMS PROPOSAL THREE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSONS NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE AMENDMENTS TO THE 1999 STOCK OPTION PLAN.

                                  PROPOSAL FOUR

                 RATIFICATION OF APPOINTMENT OF BDO SEIDMAN, LLP
                     AS INDEPENDENT AUDITORS OF THE COMPANY

         The Board of Directors has appointed BDO Seidman, LLP as the Company's principal accountant and independent auditors for 2001. Although not required, the Board requests that the shareholders ratify this appointment.

         Representatives of BDO Seidman, LLP are expected to attend the Annual Meeting. Therefore, representatives of BDO Seidman, LLP will be available to make a statement and to respond to questions at the Annual Meeting.

         Barry L. Friedman, P.C., Certified Public Accountant, resigned as the Company's auditor effective October 19, 1999 due to the Company's need to begin filing financial reports pursuant to the Exchange Act in order to continue the quotation of the Company's Common Stock on the NASD's Over-the-Counter Bulletin Board. Barry L. Friedman, P.C. served as the Company's auditor prior to its reverse acquisition with Constellation 3D Technology Limited on October 1, 1999. C3D engaged BDO International as the Company's principal auditor and the principal auditor of the Company's subsidiaries in October, 1999. BDO International served as the Company's principal auditor and the Company's subsidiaries' principal auditor in 1999. BDO Seidman, LLP, a member firm of BDO International, served as the Company's principal accountant and auditor in 2000.

         Mr. Friedman's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The Company's Board of Directors ratified Mr. Friedman's resignation and the appointment of BDO International and BDO Seidman, LLP as the Company's auditors on September 19, 2000.

         During C3D's two most recent fiscal years and the subsequent interim period preceding the resignation of Mr. Friedman, there were no disagreements with Mr. Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, as well as no reportable events as described in the rules of the Securities and Exchange Commission.

         THE BOARD OF DIRECTORS DEEMS PROPOSAL FOUR TO BE IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSONS NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS OF THE COMPANY.


                                  OTHER MATTERS

         The Board of Directors and management of the Company know of no other matters to be brought before the Annual Meeting other than as stated in this proxy statement. However, if any other matters properly are presented to the shareholders for action at the Annual Meeting and any adjournments or postponements thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.


                              SHAREHOLDER PROPOSALS

         Any proposal which a shareholder may desire to include in the Company's proxy statement and form of proxy for the Annual Meeting of the Company's Shareholders to be held in 2002 must be received in writing by the Secretary of the Company at the Company's principal executive offices at 230 Park Avenue, Suite 453, New York, NY 10169 not later than September 14, 2001.

         If a shareholder who intends to present a proposal at the 2002 Annual Meeting of Shareholders does not notify the Company of the proposal on or before November 28, 2001, then management proxies will use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2002 Annual Meeting, even though there is no discussion of the proposal in the related proxy statement.


                          ANNUAL REPORT TO SHAREHOLDERS

         EACH PERSON SOLICITED UNDER THIS PROXY STATEMENT CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, EXCEPT FOR THE EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO CONSTELLATION 3D, INC., 230 PARK AVENUE, SUITE 453, NEW YORK, NY 10169, ATTN: MICHAEL GOLDBERG, SECRETARY.

                                        By Order of the Board of Directors


                                        Eugene Levich
                                        Chairman of the Board

Date: January 5, 2001.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

Composition

There shall be a committee of the board of directors (the "Board") of Constellation 3D, Inc. (the "Corporation") to be known as the "Audit Committee," which shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, subject to the exception in Rule 4310(c)(26)(B)(ii) of the NASD listing standards.

Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Board shall elect or appoint a chairman of the Audit Committee who will have authority to act on behalf of the Audit Committee between meetings.

Responsibilities

The responsibilities of the Audit Committee are as follows:

         o Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the Corporation consistent with the Independence Standards Board Standard 1.

         o Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

         o In view of the outside auditor's ultimate accountability to the Board and the Audit Committee, as representatives of the shareholders, the Audit Committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

         o Review with the outside auditor, the Corporation's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         o Consider, in consultation with the outside auditor and management of the Corporation, the audit scope and procedures.

         o Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

         o Meet with the internal auditor (if any), outside auditor or the management privately to discuss any matters that the Audit Committee, the internal auditor (if any), the outside auditor or the management believe should be discussed privately with the Audit Committee.

         o Review and reassess the adequacy of the Audit Committee's charter annually.

         o Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

Limitations

The Audit Committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                   APPENDIX B

                          AGREEMENT AND PLAN OF MERGER


PARTIES:         Constellation 3D, Inc.
                 a Delaware corporation ("Constellation")
                 230 Park Avenue
                 Suite 453
                 New York, NY  10169


                 Constellation 3D, Inc.
                 a Florida corporation ("C3D")
                 230 Park Avenue
                 Suite 453
                 New York, NY  10169

DATE:            January ___, 2001.


BACKGROUND: Constellation is a wholly-owned subsidiary of C3D. Constellation and C3D intend to enter into this Agreement and Plan of Merger (the "Plan") providing for the merger of C3D into Constellation (the "Merger").

NOW THEREFORE, in consideration of the mutual agreements contained herein and subject to the satisfaction of the terms and conditions set forth herein, the parties hereto, intending to be legally bound, agree as follows:

         1. Merger. C3D shall be merged into Constellation, a wholly-owned subsidiary of C3D, in accordance with the provisions of this Plan and in compliance with the Florida Business Corporation Act, as amended, ("FBCA") and the Delaware General Corporation Law, as amended, ("DGCL" and, collectively, the "Corporation Laws"), and the Merger shall have the effect provided for in the Corporation Laws. Constellation shall be the surviving corporation of the Merger (the "Surviving Corporation") and shall exist and be governed by the laws of the State of Delaware. The corporate existence and identity of Constellation, with its purposes and powers, shall continue unaffected and unimpaired by the Merger. On the Effective Date of the Merger, as defined below, Constellation shall succeed to and be fully vested with the corporate existence and identity of C3D, and the separate corporate existence and identity of C3D shall cease.

         2. Name. The name of the Surviving Corporation is Constellation 3D,
Inc.

         3. Charter. Immediately after the Merger, the Certificate of Incorporation of the Surviving Corporation shall be that of Constellation immediately before the Merger.

         4. Bylaws. Immediately after the Merger, the Bylaws of the Surviving Corporation shall be those of Constellation immediately before the Merger.

         5. Directors and Officers. The members of the Board of Directors and the officers of the Surviving Corporation on the Effective Date shall continue in office until the expiration of their respective terms of office and until their successors have been elected and qualified.

         6. Conversion of C3D Stock into Constellation Stock. On the Effective Date, each share of the common stock of C3D, par value $.001 per share, issued and outstanding immediately before the Effective Date ("C3D Stock") shall, by virtue of the Merger and without any action on the part of the holder thereof, be automatically converted into and become one share of common stock, par value $.00001 per share, of the Surviving Corporation ("Constellation Stock").

         7. Stock Options. C3D's 1999 Stock Option Plan, as amended (the "Stock Plan"), and all options to acquire shares of C3D Stock that are issued and outstanding under the Stock Plan or otherwise immediately before the Effective Date shall continue in effect, as an option plan of Constellation and as options issued by Constellation, respectively, in accordance with the terms and conditions by which they were governed immediately before the Effective Date. No "additional benefits" within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended, shall be accorded to C3D's option holders pursuant to the assumption of their options by Constellation.

         8. C3D Stock held by C3D. On the Effective Date, each share of C3D Stock that is held by C3D as treasury shares immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be automatically converted into and become a share held in treasury of the Surviving Corporation.

         9. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of C3D Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of the Constellation Stock into which the shares of C3D represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Surviving Corporation evidenced by such outstanding certificate as above provided. On request, the Surviving Corporation will issue new certificates to anyone who holds stock certificates of C3D. Any request for new certificates will be subject to normal stock transfer requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         10. Employee Benefit Plans. On the Effective Date, the Surviving Corporation shall assume all obligations of C3D under any and all employee benefit plans in effect as of such date with respect to which employee rights or accrued benefits are outstanding as of such date. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.

         11. Succession. On the Effective Date, the Surviving Corporation shall succeed to all of the rights, privileges, debts, liabilities, powers and property of C3D in the manner of and as more fully set forth in Section 259 of the DGCL.

         12. Abandonment. Notwithstanding the approval of this Plan by the shareholders of C3D or by the sole stockholder of Constellation, if such approval is necessary, at any time before the Effective Date, (a) this Plan may be terminated and the Merger may be abandoned by the Board of Directors of either C3D or Constellation or both, or (b) the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of C3D and Constellation, such action would be in the best interests of such corporations. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of either corporation or their respective Boards of Directors or stockholders with respect thereto, except that C3D shall pay all expenses incurred in connection with the Merger or in respect of this Plan or relating thereto.

         13. Amendment. This Plan may be amended by the Boards of Directors of C3D and Constellation at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of this Plan by either the shareholders of C3D or the sole stockholder of Constellation, if such approval is necessary, shall not (1) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger or (3) alter or change any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of such corporation.

         14. Dissenters' Rights. Under Section 607.1302 of the FBCA, the shareholders of C3D shall not have the right to dissent from the Merger as C3D Stock is traded on the NASDAQ National Market.

         15. Effective Date. As used in this Plan, the "Effective Date" shall mean the date upon which this Plan, the Certificate of Ownership and Merger, pursuant to the requirements of DGCL and the Articles of Merger, pursuant to the requirements of FBCA, have been duly signed by an authorized officer of each constituent corporation, and the Certificate of Ownership and Merger and the Articles of Merger were filed with the proper officials of the States of Delaware and Florida respectively.

         16. Tax Consequences. For federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. The parties to this Plan hereby adopt this Plan as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

         17. Entire Understanding. This Plan states the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written communications and agreements, and all contemporaneous oral communications and agreements, with respect to the subject matter hereof. No amendment or modification of this Plan, and no waiver of any provision of this Plan, shall be effective unless in writing and signed by the party against whom enforcement is sought.

         18. Parties in Interest. This Plan shall bind, benefit and be enforceable by and against the parties hereto and their respective successors and assigns. No party hereto shall in any manner assign any of its rights or obligations under this Plan without the express prior written consent of the other party. Nothing in this Plan is intended to confer, or shall be deemed to confer, any rights or remedies upon any persons other than the parties hereto and their respective shareholders and directors.

         19. Severability. If any provision of this Plan is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

         20. Counterparts. This Plan may be executed in any number of counterparts, each of which when so executed and delivered shall be an original hereof, and it shall not be necessary in making proof of this Plan to produce or account for more than one counterpart hereof.

         21. Section Headings. Section headings in this Plan are for convenience of reference only, do not constitute a part of this Plan, and shall not affect its interpretation.

         22. References. All words used in this Plan shall be construed to be of such number and gender as the context requires or permits.

         23. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles.

        IN TESTIMONY THEREOF, each undersigned corporation has caused this Agreement and Plan of Merger to be signed by its duly authorized officer as of the date first stated above.

                                       CONSTELLATION 3D, INC.,
                                         a Florida corporation


                                       By:
                                           -------------------------------------
                                                Name:
                                                Title:


                                       Attest:
                                               ---------------------------------
                                                Name:
                                                Title:



                                       CONSTELLATION 3D, INC.,
                                         a Delaware corporation


                                       By:
                                           -------------------------------------
                                              Name:
                                              Title:


                                       Attest:
                                               ---------------------------------
                                                Name:
                                                Title:

                                   APPENDIX C

                          CERTIFICATE OF INCORPORATION
                                       OF
                             CONSTELLATION 3D, INC.


         FIRST: The name of the corporation is CONSTELLATION 3D, INC. (the "Corporation").

         SECOND: The address of the registered office of the Corporation in the State of Delaware is 15 East North Street, Dover, Delaware 19901, Kent County. The name of the Corporation's registered agent at such address is Incorporating Services, Ltd.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, as amended, including without limitation, research and development and related activities.

         FOURTH: The total number of shares which the Corporation shall have authority to issue is 100 million shares of Common Stock, $.00001 par value per share. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock registered in his name on the books of the Corporation. Such holder of record shall have the right to vote in the election of directors of the Corporation.

         FIFTH: The name of the incorporator is Michael L. Goldberg. The mailing address of the incorporator is 230 Park Avenue, Suite 453, New York, New York 10169.

         SIXTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware. All rights and powers conferred herein on the stockholders, directors and officers are subject to this reserved power.

         SEVENTH: The Board of Directors of the Corporation is hereby expressly authorized and empowered to adopt, amend or repeal the Bylaws of the Corporation, except as such power may be restricted or limited by the Delaware General Corporation Law, as amended.

         EIGHTH: The election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

         NINTH: The entire Board of Directors or any individual director may be removed from office without cause by the holders of a majority of the shares then entitled to vote at an election of directors.

         TENTH: The stockholders of the Corporation shall be entitled to call a special meeting of the stockholders of the Corporation if the holders of at least 25% of all the votes entitled to be cast on any issue to be considered at the proposed special meeting sign, date and deliver to the Corporation's secretary one or more written demands for the special meeting describing the purpose or purposes for which it is to be held.

         ELEVENTH: The Corporation's stockholders may take an action without an annual or special meeting of stockholders only by unanimous written consent.

         TWELFTH: The Corporation hereby elects not to be governed by Section 203 of the Delaware General Corporation Law, as amended.

         THIRTEENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
(iii) under Section

174 of the Delaware General Corporation Law, as amended; or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Section Thirteenth of the Certificate of Incorporation shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

         FOURTEENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under
Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

         FIFTEENTH: In the event that all, some or any part of any provision contained in this Certificate of Incorporation shall be found by any court of competent jurisdiction to be illegal, invalid or unenforceable (as against public policy or otherwise), such provision shall be enforced to the fullest extent permitted by law and shall be construed as if it had been narrowed only to the extent necessary so as not to be invalid, illegal or unenforceable; the validity, legality and enforceability of the remaining provisions of this Certificate of Incorporation shall continue in full force and effect and shall not be affected or impaired by such illegality, invalidity or unenforceability of any other provision (or any part or parts thereof) of this Certificate of Incorporation.

         IN WITNESS WHEREOF, I, the undersigned, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware do make, file and record this Certificate of Incorporation, and do certify that the facts herein stated are true to my knowledge, and I have accordingly hereunto set my hand this ___ day of December 2000.


                                       By:
                                          --------------------------------------
                                          Name: Michael L. Goldberg

                                   APPENDIX D

                                     BYLAWS
                                       OF
                             CONSTELLATION 3D, INC.

     These Bylaws are adopted by Constellation 3D, Inc. (the "Corporation")
          and are supplemental to the Delaware General Corporation Law, as amended from time to time


ARTICLE I.        OFFICES
                  -------

         Section 101. Registered Office. The registered office of the Corporation in the State of Incorporation shall be located at such place within the State of Delaware as the Board of Directors may from time to time determine.

         Section 102. Offices. The principal office of the Corporation and any other offices of the Corporation shall be located at such places, within and without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.


ARTICLE II.       STOCKHOLDERS
                  ------------

         Section 201. Place of Stockholders' Meetings. All meetings of the stockholders shall be held at such place or places, within or without the State of Delaware, as determined by the Board of Directors from time to time. The Board of Directors may, in its sole discretion, determine that the stockholders' meeting can be held also by means of remote communication, as authorized by the Delaware General Corporation Law, as amended.

         Section 202. Annual Stockholders' Meeting. The annual meeting of the stockholders for the election of directors and the transaction of such other business as may properly come before such meeting shall be held at such time as determined by the Board of Directors. Any business which is a proper subject for stockholder action may be transacted at the annual meeting.

         Section 203. Special Meetings of Stockholders. Special meetings of the stockholders may be called at any time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, as well as by the stockholders of the Corporation in the manner provided in its Certificate of Incorporation.

         Section 204. Conduct of Stockholders' Meetings. The Chairman of the Board shall preside at all stockholders' meetings. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside or, in his or her absence, any officer designated by the Board of Directors shall preside. The officer presiding over the stockholders' meeting may establish such rules and regulations for the conduct of the meeting as he or she may deem to be reasonably necessary or desirable for the orderly and expeditious conduct of the meeting.


ARTICLE III.      DIRECTORS.
                  ---------

         Section 301. Management by Board of Directors. The business and affairs of the Corporation shall be managed by its Board of Directors, except as may be otherwise provided by the Delaware General Corporation Law, as amended, or the Certificate of Incorporation of the Corporation.

         Section 302. Number and Term of Directors. The Board of Directors shall consist of not less than one (1) director and no more than eleven (11) directors. The number of directors to be elected, subject to the foregoing limits, shall be determined from time to time by the Board of Directors. The directors shall be elected by the stockholders at the annual meeting of the stockholders or by unanimous written consent of the stockholders in lieu of the annual meeting to serve until the next annual meeting. Each director shall serve until his or her successor shall have been elected and shall qualify, even though his or her term of office as herein provided has otherwise expired, except in the event of his or her earlier resignation or removal.

         Section 303. Resignations of Directors. Any director may resign at any time. Such resignation shall be in writing or by electronic transmission, but the acceptance thereof shall not be necessary to make it effective.

         Section 304. Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of the directors of the Corporation.

         Section 305. Regular Meetings. The directors elected upon the incorporation of the Corporation shall hold their first meeting to organize the Corporation, elect officers and transact any other business which may properly come before the meeting. Regular meetings of the Board of Directors shall be held on such day, at such hour, and at such place, consistent with applicable law, as the Board shall from time to time designate. Notice of regular meetings of the Board of Directors need not be given. A regular organization meeting of the Board of Directors shall be held immediately after each annual meeting of the stockholders or unanimous written consent of the stockholders in lieu of such meeting.

         Section 306. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer and shall be called whenever a majority of the members of the Board so request in writing or by electronic transmission. A special meeting of the Board of Directors shall be deemed to be any meeting other than the regular meeting of the Board of Directors. Notice of the time and place of every special meeting, which need not specify the business to be transacted thereat and which may be either oral or written, shall be given by the Secretary to each member of the Board at least twenty-four hours before the time of such meeting.

         Section 307. Absentee Participation in Meetings. Any director may participate in a meeting of the Board of Directors or a meeting of the committee established by the Board of Directors by means of conference telephone or other communications equipment, by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at the meeting.

         Section 308. Unanimous Written Consent. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or the committee, as the case may be, consent thereto in writing or by electronic transmission, and such consent is filed with the minutes of the Board of Directors or the committee. Such filing shall be in the paper form as provided in Section 309 of these Bylaws.

         Section 309. Reports and Records. The reports of officers and committees and the records of the proceedings and actions of all committees shall be filed with the Secretary of the Corporation and presented to the Board of Directors, if practicable, at its next regular meeting. The Board of Directors shall keep complete records of its proceedings and actions in a minute book kept for that purpose. When a director shall request it, the vote of each director upon a particular question shall be recorded in the minutes.

         Section 310. Committees. The following committees of the Board of Directors may be established by the Board of Directors in addition to any other committee the Board of Directors may in its discretion establish: (a) Executive Committee; (b) Audit Committee; and (c) Compensation Committee.

         Section 311. Executive Committee. The Executive Committee shall consist of at least two (2) directors. Meetings of the Committee may be called at any time by the Chairman of the Executive Committee and shall be called whenever two or more members of the Committee so request in writing. To the extent not prohibited by applicable law, the Executive Committee shall have and exercise the authority of the Board of Directors in the management of the business of the Corporation, except as otherwise provided in the resolution of the Board of Directors establishing the Executive Committee.

         Section 312. Audit Committee. The Audit Committee shall consist of at least three (3) directors, all of which shall be independent. For the purposes of this section, an "independent director" shall have the meaning set forth in

Rule 4200(a)(14) of the National Association of Securities Dealers' ("NASD") listing standards, subject to the exception in Rule 4310(c)(26)(B)(ii) of the NASD listing standards. Meetings of the Audit Committee may be called at any time by the Chairman of the Audit Committee and shall be called whenever two or more members of the Committee so request in writing. The authority, powers and responsibilities of the Audit Committee shall be provided in the Audit Committee Charter.

         Section 313. Compensation Committee. The Compensation Committee shall consist of at least two (2) directors and if at least a majority of the Committee does not consist of non-employee directors, all grants of stock options by the Committee shall be subject to approval by the Board of Directors. Meetings of the Committee may be called at any time by the Chairman of the Committee and shall be called whenever two or more members of the Committee so request in writing. The Committee shall review compensation of executive officers and make recommendations to the Board of Directors regarding executive compensation and shall have such other duties as the Board of Directors prescribes. For purposes of this section, a "non-employee director" shall have the meaning set forth in Rule 16b-3(b)(3) under the U.S. Securities Exchange Act of 1934, as amended, or any future corresponding rule.

         Section 314. Appointment of Committee Members. The Board of Directors may appoint or may establish a method of appointing the members of the Executive, Audit and Compensation Committees and of any other committee established by the Board of Directors, and the Chairman of each such committee, to serve until the next annual meeting of stockholders or the stockholders' action by unanimous written consent, in lieu of the meeting.

         Section 315. Organization and Proceedings. Each committee of the Board of Directors shall effect its own organization by the appointment of a Secretary and such other officers, except the Chairman, as it may deem necessary. The Secretary of the Executive, Audit and Compensation Committees and of any other committee need not be the Secretary of the Corporation. A record of the proceedings of all committees shall be kept by the Secretary of such committee and filed and presented as provided in Section 309 of these Bylaws.

         Section 316. Chairman of the Board. The directors may choose a Chairman of the Board of Directors who shall be a member of the Board of Directors and shall preside at the meetings of the Board and perform such other duties as may be prescribed by the Board of Directors.


ARTICLE IV.       OFFICERS.
                  --------

         Section 401. Officers. The officers of the Corporation shall be a Chief Executive Officer, a President, a Secretary, a Treasurer, and such other officers and assistant officers as the Board of Directors may from time to time deem advisable. Except for the Chief Executive Officer, President, Secretary and Treasurer, the Board may refrain from filling any of the said offices at any time and from time to time. The same individual may hold any two or more offices. The Chief Executive Officer, the President, the Secretary, the Treasurer, and any other officers of the Corporation shall be elected by the Board of Directors at the time and in the manner as the Board of Directors from time to time shall determine. Each officer shall hold office until such officer's successor is elected or appointed and qualified or until such officer's earlier resignation or removal. Any officer may be removed at any time, with or without cause.

         Section 402. Chief Executive Officer. The Chief Executive Officer shall have general supervision of all the business of the Corporation; he or she shall prescribe the duties of the other officers and employees and see to the proper performance thereof. The Chief Executive Officer shall be responsible for having all orders and resolutions of the Board of Directors and of the committees of the Board of Directors carried into effect. As authorized by the Board of Directors, the Chief Executive Officer shall execute on behalf of the Corporation and may affix or cause to be affixed a seal to all authorized documents and instruments requiring such execution, except to the extent that signing and execution thereof shall have been delegated to some other officer or agent of the Corporation by the Board of Directors or by the Chief Executive Officer. The Chief Executive Officer shall perform such other duties as are incident to his or her office or prescribed by the Board of Directors. The Chief Executive Officer shall be a member of the Board of Directors. In the absence or disability of the Chairman of the Board or his or her refusal to act, the Chief Executive Officer shall preside at meetings of the Board.

         Section 403. President. The President shall perform such duties as are incidental to his or her office or prescribed by the Board of Directors or the Chief Executive Officer. In the event of the absence of disability of the Chief Executive Officer or his or her refusal to act, the President shall perform the duties and have the powers and authorities of the Chief Executive Officer. The President shall execute on behalf of the Corporation and may affix or cause to be affixed a seal to all authorized documents and instruments requiring such execution, except to the extent that signing and execution thereof shall have been delegated to some other officer or agent of the Corporation by the Board of Directors or by the Chief Executive Officer.

         Section 404. Secretary. The Secretary shall act under the supervision of the Chief Executive Officer and the President or such other officer as the Chief Executive Officer or the President may designate. Unless a designation to the contrary is made at a meeting, the Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all of the proceedings of such meetings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required by these Bylaws or otherwise. The Secretary shall keep a seal of the Corporation, and, when authorized by the Board of Directors, the Chief Executive Officer, or the President cause the seal to be affixed to any documents and instruments requiring it. The Secretary shall perform such other duties as may be prescribed by the Board of Directors, the Chief Executive Officer, the President, or such other supervising officer as the Chief Executive Officer or the President may designate.

         Section 405. Treasurer. The Treasurer shall act under the supervision of the Chief Executive Officer and the President, or such other officer as the Chief Executive Officer or the President may designate. The Treasurer shall have such duties as may be prescribed by the Board of Directors, the Chief Executive Officer, the President or such other supervising officer as the Chief Executive Officer or the President may designate.

         Section 406. Assistant Officers. Unless otherwise provided by the Board of Directors, each assistant officer shall perform such duties as shall be prescribed by the Board of Directors, the Chief Executive Officer, the President, or the officer to whom he or she is an assistant. In the event of the absence or disability of an officer or his or her refusal to act, his or her assistant officers shall, in the order of their rank, and within the same rank in the order of their seniority, have the powers and authorities of such officer.

         Section 407. Compensation. Unless otherwise provided by the Board of Directors or the Compensation Committee, the salaries and compensation of all officers and assistant officers, except the Chief Executive Officer, shall be fixed by or in the manner designated by the Chief Executive Officer.

         Section 408. General Powers. The officers are authorized to do and perform such corporate acts as are necessary in the carrying on of the business of the Corporation, subject always to the directions of the Board of Directors.


ARTICLE V.        INDEMNIFICATION.
                  ---------------

         Section 501. Mandatory Indemnification. The Corporation shall, to the fullest extent not prohibited by Section 145 of the Delaware General Corporation Law, as amended from time to time, or other applicable law, indemnify its directors and officers who were or are a party or are threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not such action, suit or proceeding arises or arose by or in the right of the Corporation or other entity) by reason of the fact that such director or officer is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, general partner, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including, but not limited to, reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such director or officer in connection with such action, suit or proceeding, except as otherwise provided in Section 503 hereof. Persons who were directors or officers of the Corporation prior to the date this Section is approved by the Corporation, but who do not hold such office on or after such date, shall not be covered by this Section 501. A director or officer of the Corporation entitled to indemnification under this Section 501 is hereafter called a "person covered by Section 501 hereof".

         Section 502. Expenses. To the fullest extent not prohibited by Section 145 of the Delaware General Corporation Law, as amended from time to time, or other applicable law, expenses incurred by a person covered by Section 501 hereof in defending a threatened, pending or completed civil or criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation, except as otherwise provided in
Section 503.

         Section 503. Exceptions. No indemnification under Section 501 or advancement or reimbursement of expenses under Section 502 shall be provided to a person covered by Section 501 hereof: (a) if a final unappealable judgment or award establishes that such director or officer engaged in intentional misconduct or a transaction from which the director or officer derived an improper personal benefit; (b) for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, and amounts paid in settlement) which have been paid directly to, or for the benefit of, such person by an insurance carrier under a policy of officers' and directors' liability insurance whose premiums are paid for by the Corporation or by an individual or entity other than such director or officer; (c) for amounts paid in settlement of any threatened, pending or completed action, suit or proceeding without the written consent of the Corporation, which written consent shall not be unreasonably withheld; and (d) to the extent such indemnification, advancement or reimbursement of expenses would be prohibited by Section 145 of the Delaware General Corporation Law, as amended from time to time, or other applicable law. To the fullest extent not prohibited by Section 145 of the Delaware General Corporation Law, as amended from time to time, or other applicable law, the Board of Directors of the Corporation is hereby authorized, at any time by resolution, to add to the above list of exceptions from the right of indemnification under Section 501 or advancement or reimbursement of expenses under Section 502, but any such additional exception shall not apply with respect to any event, act or omission which occurred prior to the date that the Board of Directors in fact adopts such resolution. Any such additional exception may, at any time after its adoption, be amended, supplemented, waived or terminated by further resolution of the Board of Directors of the Corporation if and to the fullest extent not prohibited by Section 145 of the Delaware General Corporation Law, as amended from time to time, and other applicable law.

         Section 504. Continuation of Rights. To the fullest extent not prohibited by Section 145 of the Delaware General Corporation Law, as amended from time to time, or other applicable law, the indemnification and advancement or reimbursement of expenses provided by, or granted pursuant to, this Article V shall continue as to a person who has ceased to be a director or officer of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of such person.

         Section 505. General Provisions.

                  (a) The term "to the fullest extent not prohibited", as used in this Article V, shall mean the maximum not prohibited. The term "applicable law", as used in this Article V, shall mean public policy, common law or statute. Any person covered by Section 501 hereof may, to the fullest extent not prohibited by Section 145 of the Delaware General Corporate Law, as amended from time to time, or other applicable law, elect to have the right to indemnification or to advancement or reimbursement of expenses, interpreted, at such person's option: (i) on the basis of the applicable law on the date this Section was approved by the stockholders; or (ii) on the basis of the applicable law in effect at the time of the occurrence of the event, act or omission giving rise to the action, suit or proceeding, or (iii) on the basis of the applicable law in effect at the time indemnification is sought.

                  (b) To the fullest extent not prohibited by Section 145 of the Delaware General Corporation Law, as amended from time to time, or other applicable law, the right of a person covered by Section 501 hereof to be indemnified or to receive an advancement or reimbursement of expenses pursuant to Section 502 (i) may be enforced as a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Corporation and such person;
(ii) is intended to be retroactive and shall be available with respect to events, acts or omissions occurring prior to the adoption hereof; and (iii) shall continue to exist after the rescission or restrictive modification (as determined by such person) of any provision of this Article V with respect to events, acts and omissions occurring before such rescission or restrictive modification is adopted.

                  (c) To the fullest extent not prohibited by Section 145 of the Delaware General Corporation Law, as amended from time to time, or other applicable law, if a request for indemnification or for the advancement or reimbursement of expenses pursuant hereto is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the

Corporation together with all supporting information reasonably requested by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim (plus interest at the prime rate announced from time to time by the lending bank selected by the claimant) and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses (including, but not limited to, attorneys' and investigation fees and costs) of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of or the advancement or reimbursement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

                  (d) The indemnification and advancement or reimbursement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement or reimbursement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

                  (e) Nothing contained in this Article V shall be construed to limit the rights and powers the Corporation possesses under Section 145 of the Delaware General Corporation Law, as amended from time to time, or otherwise, including, but not limited to, the powers to purchase and maintain insurance, create funds to secure or insure its indemnification obligations, and any other rights or powers the Corporation may otherwise have under applicable law.

                  (f) To the fullest extent not prohibited by Section 145 of the Delaware General Corporation Law, as amended from time to time, or other applicable law, the provisions of this Article V may, at any time (and whether before or after there is any basis for a claim for indemnification or for the advancement or reimbursement of expenses pursuant hereto), be amended, supplemented, waived, or terminated, in whole or in part, with respect to any person covered by Section 501 hereof by a written agreement signed by the Corporation and such person.

                  (g) To the fullest extent not prohibited by Section 145 of the Delaware General Corporation Law, as amended from time to time or other applicable law, the Corporation shall have the right to appoint the attorney for a person covered by Section 501 hereof, provided such appointment is not unreasonable under the circumstances.

         Section 506. Optional Indemnification. The Corporation may, to the fullest extent not prohibited by Section 145 of the Delaware General Corporation Law, as amended from time to time, or other applicable law, indemnify, and advance or reimburse expenses for, persons in all situations other than those covered by this Article V.


ARTICLE VI.       SHARES OF CAPITAL STOCK.
                  -----------------------

         Section 601. Authority to Sign Stock Certificate. Every stock certificate of the Corporation shall be signed by the Chairman of the Board of Directors or the President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the stock certificate may be manual or in facsimile.

         Section 602. Lost or Destroyed Stock Certificates. Any person claiming a stock certificate to be lost, destroyed or wrongfully taken shall receive a replacement certificate if such stockholder: (a) requests such replacement certificate before the Corporation has notice that the shares have been acquired by a bona fide purchaser; (b) files with the Corporation an indemnity bond deemed sufficient by the Board of Directors; and (c) satisfies any other reasonable requirements fixed by the Board of Directors.


ARTICLE VII.  GENERAL.
              -------

         Section 701. Fiscal Year. The fiscal year of the Corporation, unless otherwise determined by the Board of Directors, shall be the year, or part of it, ending on December 31 of each calendar year.

         Section 702. Emergency Bylaws. In the event of any emergency resulting from a substantial attack on the United States or Israel, a nuclear disaster or another catastrophe, as a result of which a quorum of directors cannot be readily convened for action, and during the continuance of such emergency, the following Bylaw provisions shall be in effect, notwithstanding any other provisions of these Bylaws:

                  (a) A meeting of the Board of Directors or of any committee thereof may be called by any officer or director upon a five hour's notice to all persons entitled to notice whom it is feasible to notify;

                  (b) The director or directors in attendance at the meeting of the Board of Directors or of any committee thereof shall constitute a quorum; and

                  (c) These Bylaws may be amended or repealed, in whole or in part, by a majority vote of the directors attending any meeting of the Board of Directors during such emergency, provided that such amendment or repeal (i) shall be required for the normal functioning of the Corporation, (ii) shall not affect the rights of the stockholders, and (iii) shall only be effective for the duration of such emergency.

         Section 703. Severability. If any provision of these Bylaws is illegal or unenforceable as such, such illegality or unenforceability shall not affect any other provision of these Bylaws and such other provisions shall continue in full force and effect.

         Section 704. Headings. Article and Section headings and the ordering of paragraphs are for convenience of reference only and shall not be construed to alter, amend or otherwise affect the meaning, intent or effect of the provisions of these Bylaws.


ARTICLE VIII.     AMENDMENTS.
                  ----------

         Section 801. Amendment or Repeal of Bylaws. These Bylaws may be amended or repealed, in whole or in part, in the manner provided in the Corporation's Certificate of Incorporation and in the Delaware General Corporation Law, as amended.

         Section 802. Recording Amendments. The text of all amendments to these Bylaws shall be attached hereto, and a notation of the date of its adoption and a notation of whether it was adopted by the directors or the stockholders shall be made herein.

         These Bylaws have been adopted and approved by the Board of Directors of the Corporation on January __, 2001 and by the stockholders of the Corporation on January __, 2001.


                                         ---------------------------------
                                         Name:
                                         Title:

                                  APPENDIX E

                             CONSTELLATION 3D, INC.

                             1999 STOCK OPTION PLAN
                       (Approved as of December 27, 1999)

         1. Purpose of Plan

                  The purpose of this 1999 Stock Option Plan (the "Plan") is to provide additional incentive to officers, other key employees, and directors of, and important consultants to, CONSTELLATION 3D, INC., a Florida corporation (the "Company"), and each present or future parent or subsidiary corporation, by encouraging them to invest in shares of the Company's common stock, par value $.001 per share (the "Common Stock"), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

         2. Aggregate Number of Shares

                  1,539,180 (One Million Five Hundred Thirty Nine Thousand One Hundred and Eighty) shares of the Company's Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

         3. Class of Persons Eligible to Receive Options

                  All officers and key employees of the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options under this Plan. All directors of, and important consultants to, the Company and of any present or future Company parent or subsidiary corporation are also eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof.

         4. Administration of Plan

                  (a) Prior to the registration of the Company's Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered by the Company's Board of Directors and, after such registration, by a Compensation Committee appointed by the Company's Board of Directors. The Committee shall consist of a minimum of two members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act or any future corresponding rule, except that the failure of the Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The term "Committee," as used herein, shall refer to either the Company's Board of Directors or such Compensation Committee, depending upon who is administering the Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

                  (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in
Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

         5. Incentive Stock Options and Non-Qualified Stock Options

                  (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market System or the NASDAQ SmallCap Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or the NASDAQ SmallCap Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

                  (b) Subject to the authority of the Committee set forth in
Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals described in Section 422(b)(6) of the Code shall conform to the provisions of Section 422(c)(5) of the Code. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the options granted pursuant to this
Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

                  (c) Subject to the authority of the Committee set forth in
Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Committee set forth in
Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

                  (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

         6. Amendment, Supplement, Suspension and Termination

                  Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan in any way (including, without limitation, the power to amend this Plan in a tax-advantaged fashion for the benefit of the Company's employees who are subject to the tax laws of other countries), or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

         7. Effectiveness of Plan

                  This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.

         8. General Conditions

                  (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

                  (b) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

                  (c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

                  (d) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

                  (e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

                  (f) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                   APPENDIX I

                             INCENTIVE STOCK OPTION


To:
     ------------------------------------------------
         Name


-----------------------------------------------------

-----------------------------------------------------
Address


Date of Grant:
                -------------------------------------


         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, par value $.001 per share (the "Common Stock"), of CONSTELLATION 3D, INC., a Florida corporation (the "Company"), at a price of $_______ per share pursuant to the Company's 1999 Stock Option Plan (the "Plan").

         Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to ___________% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional _________% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after _________ years after the date of grant (five years in the case of individuals described in Section 422(b)(6) of the Code), except if terminated earlier as provided herein.

         In addition to the restrictions on exercise described above, for any calendar year, any options granted under this Plan shall become exercisable solely to the extent that, with respect to any options which would otherwise become exercisable in such calendar year for the first time, the aggregate fair market value of the stock with respect to which the options first become exercisable did not have an aggregate fair market value (as determined for federal income tax purposes) on the date upon which the options were granted in excess of $100,000. Any options which would be exercisable but for the limitation described in the immediately preceding sentence (the "$100,000 Limitation") shall become exercisable in the following calendar year subject to:
(i) the $100,000 Limitation (as determined for such following fiscal year), and
(ii) the limitations otherwise described above.

         No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in a majority of the members of the board of directors of the Company;

         2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         3. Any other event deemed to constitute a "Change of Control" by the Committee.

         In the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, notwithstanding anything to the contrary contained in this option. In that case, the holders of vested options shall have the right to exercise such options prior to the close of the thirty (30)-day period.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise;" (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate thirty (30) days after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         Notwithstanding any other provision of the Option, the Committee shall have the right to cancel this Option without notice if your employment is terminated for: (i) criminal conduct; or (ii) willful misconduct or gross negligence materially detrimental to the Company.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

         (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

         (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

         (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

         (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         (e) Until the Company has completed a public offering of its Common Stock registered under the Securities Act of 1933, as amended, or has registered any of its Common Stock under the Securities Exchange Act of 1934, as amended.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

         (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

         (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations there-under. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

         Nothing herein shall modify your status as an at-will employee of the Company, if applicable. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.


                                       CONSTELLATION 3D, INC.


                                       By:
                                           -------------------------------------
                                               Name:
                                               Title:


         I hereby acknowledge receipt of a copy of the foregoing stock option and of the Plan as of the date of grant set forth above, hereby acknowledge that this stock option grant discharges any promise (either verbal or written) of the Company made on or prior to the date of grant to give me a stock option, and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions. In consideration of the grant, I hereby release any claim I may have against the Company with respect to any promise of a stock option grant or other equity interest in the Company.


-------------------------------------    ---------------------------------------
(Date)                                   (Signature)

                                   APPENDIX II

                           NON-QUALIFIED STOCK OPTION
                      FOR OFFICERS AND OTHER KEY EMPLOYEES

To:
     ------------------------------------------------
       Name


-----------------------------------------------------

-----------------------------------------------------
         Address

Date of Grant:
               -------------------------------------


         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, par value $.001 per share (the "Common Stock"), of CONSTELLATION 3D, INC., a Florida corporation (the "Company"), at a price of $_______ per share pursuant to the Company's 1999 Stock Option Plan (the "Plan").

         Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to __________% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional ___________% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after ___________ years after the date of grant, except if terminated earlier as provided herein.

         No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly; provided, however, that as set below, you may be required to exercise your option on thirty (30) days notice from the Committee. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in a majority of the members of the board of directors of the Company;

         2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         3. Any other event deemed to constitute a "Change of Control" by the Committee.

         In the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, notwithstanding anything to the contrary contained in this option. In that case, the holders of vested options shall have the right to exercise such options prior to the close of the thirty (30)-day period.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise;" (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate thirty (30) days after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         Notwithstanding any other provision of the Option, the Committee shall have the right to cancel this Option without notice if your employment is terminated for: (i) criminal conduct; or (ii) willful misconduct or gross negligence materially detrimental to the Company.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

         (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

         (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

         (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

         (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         (e) Until the Company has completed a public offering of its Common Stock registered under the Securities Act of 1933, as amended, or has registered any of its Common Stock under the Securities Exchange Act of 1934, as amended.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

         (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

         (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         Nothing herein shall modify your status as an at-will employee of the Company, if applicable. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                       CONSTELLATION 3D, INC.


                                       By:
                                          --------------------------------------
                                              Name:
                                              Title:

         I hereby acknowledge receipt of a copy of the foregoing stock option and of the Plan as of the date of grant set forth above, hereby acknowledge that this stock option grant discharges any promise (either verbal or written) of the Company made on or prior to the date of grant to give me a stock option, and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions. In consideration of the grant, I hereby release any claim I may have against the Company with respect to any promise of a stock option grant or other equity interest in the Company.


---------------------------------        ---------------------------------------
(Date)                                   (Signature)

                                  APPENDIX III

                    NON-QUALIFIED STOCK OPTION FOR DIRECTORS
                            AND IMPORTANT CONSULTANTS


To:
     ------------------------------------------------
         Name


-----------------------------------------------------


-----------------------------------------------------
         Address


Date of Grant:
                -------------------------------------


         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, par value $.001 per share ("Common Stock"), of CONSTELLATION 3D, INC., a Florida corporation (the "Company"), at a price of $_______ per share pursuant to the Company's 1999 Stock Option Plan (the "Plan").

         Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to ____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional ___% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after ________ years after the date of grant, except if terminated earlier as provided herein.

         No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in a majority of the members of the board of directors of the Company;

         2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         3. Any other event deemed to constitute a "Change of Control" by the Committee.

         In the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, notwithstanding anything to the contrary contained in this option. In that case, the holders of vested options shall have the right to exercise such options prior to the close of the thirty (30)-day period.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise;" (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate thirty (30) days after the date on which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become
(a) a director of, or consultant to, the Company or another subsidiary corporation or (b) an employee of the Company or a subsidiary corporation.

         Notwithstanding any other provision of the Option, the Committee shall have the right to cancel this Option without notice if your directorship or consultancy is terminated for: (i) criminal conduct; or (ii) willful misconduct or gross negligence materially detrimental to the Company.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

         (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

         (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

         (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

         (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         (e) Until the Company has completed a public offering of its Common Stock registered under the Securities Act of 1933, as amended, or has registered any of its Common Stock under the Securities Exchange Act of 1934, as amended.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

         (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

         (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                            CONSTELLATION 3D, INC.


                                            By:
                                                ------------------------------
                                                     Name:
                                                     Title:

         I hereby acknowledge receipt of a copy of the foregoing stock option and of the Plan as of the date of grant set forth above, hereby acknowledge that this stock option grant discharges any promise (either verbal or written) of the Company made on or prior to the date of grant to give me a stock option, and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions. In consideration of the grant, I hereby release any claim I may have against the Company with respect to any promise of a stock option grant or other equity interest in the Company.


-------------------------                       -------------------------------
(Date)                                          (Signature)

                                   APPENDIX F

                             CONSTELLATION 3D, INC.
                  2000 AMENDMENTS TO THE 1999 STOCK OPTION PLAN

         The 1999 Stock Option Plan (the "Plan") is amended as follows:

                  1. Section 2 of the Plan is hereby deleted in its entirety and shall read as follows:

                  "2. Aggregate Number of Shares.

                           7,000,000 (Seven Million) shares of the Company's
                  Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan."

                  2. Section 4 of the Plan is hereby deleted in its entirety and shall read as follows:

                  "4. Administration of Plan

                      (a) Prior to the registration of the Company's Common
                          Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered by the Company's Board of Directors and, after such registration, by a Compensation Committee appointed by the Company's Board of Directors. The Committee shall consist of a minimum of two members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act or any future corresponding rule, except that the failure of the Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The term "Committee", as used herein, shall refer to either the Company's Board of Directors or such Compensation Committee, depending upon who is administering the Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option, a Non-Qualified Stock Option, Other Share-Based Awards, a 102 Stock Option, or a 3(9) Stock Option (as such terms are defined in Section 5 (a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option excercisability, and subject to Section 5 hereof the price at which each of the options is excercisable and the duration of the option. The Committee shall also have the authority to amend the terms, including without limitation exercise price, of options granted previously under this Plan.

                      (b) The Committee shall adopt such rules for the conduct
                          of its business and administration of this Plan as considers it desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. Apart from issuance under the relevant tax regimes of the State of Israel and the United States of America, the Plan contemplates issuances to grantees ("Grantees") in other jurisdictions with respect to which the Committee is empowered to make the requisite adjustments in the Plan and set forth the relevant conditions in the Company's agreement with the Grantees in order to comply with the requirements of the tax regimes in said jurisdictions. To the extent any provision herein conflicts with the conditions of any relevant tax law or regulation which are relied upon for tax relief in respect of a particular Option or Share granted to a Grantee, the provisions of said law or regulation shall prevail over those of the Plan, and the Committee is empowered hereunder to interpret and enforce the said prevailing provisions. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or for the Board of Directors, or for the acts or omissions of any other members of a Committee or Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires."

                  3. Section 5(a) of the Plan is hereby deleted in its entirety and shall read as follows:

                  "5. Incentive Stock Options, Non-Qualified Stock Options, 102 Stock Options, 3(9) Stock Options and Other Share-Based Awards

                      (a) Options issued pursuant to this Plan may be either
                          Incentive Stock Options granted pursuant to Section 5(b) hereof, Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, Other Share-Based Awards, 102 Stock Options, or 3(9) Stock Options, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Internal Revenue code of 1986, as amended (the "Code") and the regulations thereunder. A "Non-Qualified Stock Option" is an option which either does not satisfy all the requirements of Section 422 of the Code, or the terms of the option provide that it will not be treated as an Incentive Stock Option. "Other Share-Based Awards" are awards under the Plan pursuant to which Common Stock (which may, but need not, be shares of restricted stock) are or may in the future be acquired, or awards denominated in stock units, including units valued on the basis of measures other than market value. The Committee may also grant stock appreciation rights without the grant of an accompanying option, which rights shall permit the Grantees to receive, at the time of any exercise of such rights, cash equal to the amount by which the Fair Market Value of all Common Stock in respect to which the right was granted exceeds the exercise price thereof. Such Other Stock-Based Awards may be granted alone, in addition to, or in tandem with any award of any type granted under the plan and must be consistent with the purposes of the Plan. With respect to Other Share-Based Awards, if the Committee requires as a condition of exercise of an Option the release of

                          Common Stock by the trustee or the expiration of the restricted period (each a "Tax Event"), each Grantee shall agree that, no later than the date of the Tax Event, he will pay to the Company or make arrangements satisfactory to the Committee and the trustee (if applicable) regarding payment of any applicable taxes of any kind required by law to be withheld or paid upon the Tax Event. To the extent approved by the Committee and permitted by law, a withholding obligation may be satisfied by the withholding or delivery of Common Stock. A "102 Stock Option" is an option which satisfies all of the requirements of
                          Section 102 of the Israeli Income Tax Ordinance (New Version) 1961, as amended (the "Ordinance") and any regulations, rules, orders or procedures promulgated thereunder. A "3(9) Stock Option": is an option which satisfies all of the requirements of Section 3(9) of the Ordinance. To the extent required by the Ordinance or the Income Tax Commissioner of the State of Israel, the 102 Stock Options and 3(9) Stock Options, which shall be granted pursuant to the Plan, shall be issued to a Trustee nominated by the Committee in accordance with the provisions of the Ordinances. With respect to the 102 Stock Options only, the options and shares issued upon the exercise of said option shall be held for the benefit of the Grantee for a period of not less than twenty-four (24) months from the date of grant (or such other period of time as may be required by the Ordinance).

                          The Committee may grant one or more types of options and Other Share-Based Awards to the same person. The option price for options issued under this Plan shall be either equal to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option or less than the fair market value as determined by the Committee, but not more than 20% below the fair market value of the Company's Common Stock. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market System or the NASDAQ SmallCap Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or the NASDAQ SmallCap Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock."

                  4. Section 5(d) is hereby deleted in its entirety and shall read as follows:

                      "(d) Neither the Company nor any of its current or future
                          parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option;
                          (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option," (iv) an award granted pursuant to Section 5(a) hereof does not qualify as a "102 Stock Option," a "3(9) Stock Option," or as the "Other Share-Based Award," or (v) any optionee does not obtain the tax treatment pertaining to a 102 Stock Option or 3(9) Stock Option."

                  5. A paragraph (e) will be added to Section 5 of the Plan as follows:

                      (e) ALL TAX CONSEQUENCES UNDER ANY APPLICABLE LAW WHICH
                          MAY ARISE FROM THE GRANT OF ANY OPTIONS, RESTRICTED STOCK OR SHARES, OR IN THE CASE OF AN OPTION, FROM ITS EXERCISE, FROM THE SALE OR DISPOSITION OF THE SHARES OR RESTRICTED STOCK OR FROM ANY OTHER ACT OF THE GRANTEE IN CONNECTION WITH THE FOREGOING SHALL BE BORNE SOLELY BY THE GRANTEE, AND THE GRANTEE SHALL INDEMNIFY THE COMPANY, AND THE TRUSTEE, AND SHALL HOLD THEM HARMLESS AGAINST AND FROM ANY LIABILITY FOR ANY SUCH TAX OR PENALTY, INTEREST OR INDEXATION THEREON OR THEREUPON.

                  6. Section 6 is hereby deleted in its entirety and shall read as follows:

                  "6. Amendment, Supplement, Suspension and Termination

                      Options shall not be granted pursuant to this Plan after
                  the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan in any way (including, without limitation, the power to amend this Plan in a tax-advantaged fashion for the benefit of the Company's employees who are subject to the tax laws of other countries), or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not adversely affect options granted under the Plan prior to the actual date on which such action occurred, unless otherwise agreed to by the Company and the Grantee. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval."

                  7. An Appendix IV "3(9) Stock Option for Officers and Other Key Employees" shall be inserted to the Plan and is hereby incorporated as Exhibit A.

                                   EXHIBIT "A"

                                   APPENDIX IV
                                3(9) STOCK OPTION
                       FOR OFFICERS AND OTHER KEY EMPLOYEE


To:
         ______________________________________________________________
         Name

         ______________________________________________________________

         ______________________________________________________________
         Address

Date of Grant: ________________________________________________________


         You are hereby granted an option, effective as of the date hereof, to purchase ____ shares of common stock, par value $.001 per share (the "Common Stock"), of CONSTELLATION 3D, INC., a Florida corporation (the "Company"), at a price of $____ per share pursuant to the Company's 1999 Stock Option Plan (the "Plan").

         Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to ______% of the total number of shares subject to the option minus the number of shares previously purchased by the exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional ____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after ____ years after the date of grant, except if terminated earlier as provided herein.

         No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly; provided, however, that as set below, you may be required to exercise your option on thirty (30) days notice from the Committee. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events.

         1. A change within a twelve-month period in a majority of the members of the board of directors of the Company.

         2. A change within a twelve-month period in the holder of more than 50% of the outstanding voting stock of the Company; or

         3. Any other event deemed to constitute a "Change of Control" by the Committee.

         In the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, notwithstanding anything to the contrary contained in this option. In that case, the holders of vested options shall have the right to exercise such options prior to the close of the thirty (30)-day period.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the "Committee") certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate thirty (30) days after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the Option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian, or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         Notwithstanding any other provision of the Option, the Committee shall have the right to cancel this Option without notice if your employment is terminated for: (i) criminal conduct; or (ii) willful misconduct or gross negligence materially detrimental to the Company.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your life only by you, including, for this purpose, your legal guardian or custodian in the event of disability; until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

         (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder,

         (b) Until this option and the optioned shares are approved and/or registered with such federal , state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or

         (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, State, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company to be legally entitled to issue or sell.

         (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         (e) Until the Company has completed a public offering of its Common Stock registered under the Securities Act of 1933, as amended, or has registered any of its Common Stock under the Securities Exchange Act of 1934, as amended.

According to section 3(9) of the Israeli Income Tax Ordinance (New Version) 1961 as amended the following apply:

         Non trade stock options, granted to employees, officers, other key employees and important consultants, do not create tax consequences on the day granted. Exercising the option will create tax consequences even without selling the share.

         The following two paragraphs shall be applicable if, on the date of the exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

         (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulations or law.

         (b) The certificates for the Common Stock to be issued to the optionee hereunder shall bear the following legend:

                       "The shares represented by this certificate have not been
             registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities of Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company, that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon the receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legends set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         Nothing herein shall modify your status as an at-will employee of the Company, if applicable. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company or over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                                CONSTELLATION 3D, INC.


                                                By: ____________________________
                                                    Name: ______________________
                                                    Title: _____________________



         I hereby acknowledge receipt of a copy of the foregoing stock option and of the Plan as of the date of grant set forth above, hereby acknowledge that this stock option grant discharges any promise (either verbal or written) of the Company made on or prior to the date of grant to give me a stock option, and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions. In consideration of the grant, I hereby release any claim I may have against the Company with respect to any promise of a stock option grant or other equity interest in the Company.


_______________________________                _________________________________
(Date)                                         (Signature)

                             CONSTELLATION 3D, INC.

                                      Proxy

         This proxy is solicited by the Board of Directors of Constellation 3D, Inc. ("C3D") for the 2001 Annual Meeting of Shareholders ("Annual Meeting"), to be held on January 30, 2001.

         The undersigned holder of common stock of C3D hereby appoints Eugene Levich and Michael Goldberg and each of them, as attorney and proxy, with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting to be held at 10:00 a.m., U.S. Eastern Standard Time, on January 30, 2001, at the offices of Blank Rome Comisky & McCauley LLP on the 10th Floor, at One Logan Square, Philadelphia, Pennsylvania, USA, and at all adjournments and/or postponements thereof, according to the number of shares which the undersigned would be entitled to vote if then personally present, and in his discretion upon such other business as may come before the Annual Meeting.

         Shares will be voted as instructed, but if no instruction is given, shares will be voted "For" all the nominees for director named in the Proxy Statement in connection with the Annual Meeting (including all Appendices thereto, hereinafter collectively known as the "Proxy Statement"), "For" each other proposal described in the Proxy Statement and with discretionary authority on such other matters as may come before the Annual Meeting.

         The undersigned acknowledges receipt of this proxy with a copy of the Proxy Statement and the Annual Report.

         1. Election of the following directors to serve on C3D's board until their successors are duly elected.

                  [ ]   FOR all nominees listed below
                  [ ]   WITHHOLD AUTHORITY to vote for all nominees listed below

         Nominees: Eugene Levich, Lev Zaidenberg, Michael Goldberg, Stuart Garawitz, Val Mandel, Joseph Shefet, and Leonardo Berezowsky.

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
         _______________________________________________________________________

         2. Approval of the reincorporation of C3D into Delaware thorough the Agreement and Plan of Merger between C3D and Constellation 3D, Inc., a Delaware corporation.

                  [ ]     FOR      [ ]    AGAINST  [ ]     ABSTAIN

         3. Approval of the amendments to the 1999 Stock Option Plan of C3D.

                  [ ]     FOR      [ ]    AGAINST  [ ]     ABSTAIN

         4. Ratification of the appointment of BDO Seidman, LLP, as the independent auditors of C3D.

                  [ ]     FOR      [ ]    AGAINST  [ ]     ABSTAIN

         5. In his discretion, upon such other matters as may properly come before the Annual Meeting.

         Votes must be indicated [X] or [*] in black or blue ink. Please sign and return this proxy promptly in the enclosed postage paid envelope.

Note:    Please sign exactly as name(s) appears hereon.

       Executors, administrators, trustees, etc. should give full title as such.


DATE: _________________________


SIGNATURE: __________________________________
           Name:
           Title:



                                        2